                  TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 27

UTLF ANR  5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

MARKET REVIEW
    The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak.

                                                            Continued on page 2

Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period. Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                            VAN KAMPEN UTILITY FUND

                                             A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on
NAV(1)...................................      1.72%      1.21%       1.22%
Nine-month total return(2)...............     (4.14%)    (2.74%)      0.23%
One-year total return based on NAV(1)....      0.14%     (0.58%)     (0.58%)
One-year total return(2).................     (5.61%)    (4.45%)     (1.54%)
Five-year average annual total
return(2)................................     11.98%     12.25%      12.46%
Life-of-Fund average annual total
return(2)................................      9.57%      9.77%       9.74%
Commencement date........................  07/28/93   07/28/93   08/13/93

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

 On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 40 Utilities Index over time. This index is a broad-based statistical composite that does not include any commissions that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Utility Fund vs. Standard & Poor's 40 Utilities Index (July 28, 1993 through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return   = -5.61%
3 Year Avg. Annual    = 12.84%
5 Year Avg. Annual    = 11.98%
Inception Avg. Annual =  9.57%
------------------------------

                                                                  VAN KAMPEN UTILITY FUND           S & P'S 40 UTILITIES INDEX
                                                                  -----------------------           --------------------------
7/28/93                                                                     9427                              10000
9/30/93                                                                     9848                              10504
3/31/94                                                                     8994                               9094
9/30/94                                                                     8867                               9138
3/31/95                                                                     9043                               9759
9/30/95                                                                    10228                              11650
3/31/96                                                                    11020                              12335
4/30/96                                                                    10939                              12421
5/31/96                                                                    10939                              12340
6/30/96                                                                    11382                              12952
7/31/96                                                                    10876                              12082
8/31/96                                                                    11121                              12284
9/30/96                                                                    11203                              12552
10/31/96                                                                   11684                              13093
11/30/96                                                                   12112                              13313
12/31/96                                                                   12191                              13348
1/31/97                                                                    12376                              13381
2/28/97                                                                    12353                              13197
3/31/97                                                                    11911                              12902
4/30/97                                                                    11856                              12652
5/31/97                                                                    12354                              13130
6/30/97                                                                    12884                              13654
7/31/97                                                                    13229                              13910
8/31/97                                                                    12876                              13596
9/30/97                                                                    13606                              14306
10/31/97                                                                   13700                              14385
11/30/97                                                                   14553                              15343
12/31/97                                                                   15324                              16619
1/31/98                                                                    15260                              15901
2/28/98                                                                    15610                              16381
3/31/98                                                                    16773                              17544
4/30/98                                                                    16383                              17143
5/31/98                                                                    16188                              16996
6/30/98                                                                    16514                              17752
7/31/98                                                                    16205                              16815
8/31/98                                                                    15513                              17023
9/30/98                                                                    16591                              18563
10/31/98                                                                   16846                              18194
11/30/98                                                                   17298                              18378
12/31/98                                                                   18083                              19044
1/31/99                                                                    17901                              18124
2/28/99                                                                    17202                              17402
3/31/99                                                                    16798                              17265

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average, such as utilities.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                           PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN UTILITY FUND

We recently spoke to the management team of the Van Kampen Utility Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Christine Drusch, portfolio manager; Matthew Hart and David McLaughlin, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
  The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your annual reports will be dated March 31, and your semiannual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

Q COULD YOU TALK BRIEFLY ABOUT THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD AND HOW IT AFFECTED THE FUND?

A The stock market was extremely volatile during the reporting period, plummeting in the third quarter of 1998 but staging an impressive recovery that left the Dow Jones Industrial Average hovering just below 10,000--a milestone it surpassed in the period's final week. The stock market's rise could be attributed primarily to continued U.S. economic growth and low inflation.
    In the third quarter of 1998, defensive investments such as utilities performed very well, as extreme stock market volatility left investors in search of these more stable opportunities. Beginning in October, however, the stock market began to recover, leading investors to opt instead for higher-growth stocks. Although this shift had a generally negative effect on the utility sector, telecommunications and cable companies were able to benefit.

Q     GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A Early in the period, we maintained a higher-than-usual weighting in electric utilities because they benefited from a "flight to quality," or investor preference for less risky, more defensive investments. Also, because of continuing economic troubles in Asia, Latin America, and Russia, we limited our holdings in telecommunications stocks with significant exposure to international markets. We did, however, maintain ample weighting in predominantly domestic telecommunications companies. These decisions benefited the Fund's shareholders, especially in the latter half of 1998.
    As the reporting period drew to a close, our weighting in electric utilities remained high, despite the sector's relative underperformance in late 1998 and into 1999. We have held onto these stocks because valuations among electric utilities currently are very attractive by historical measures.

Q     WHICH STOCKS BENEFITED THE FUND DURING THE REPORTING PERIOD?

A     The best-performing stocks during the reporting period were in the domestic telecommunications area. These companies actively participated in the stock market's gains in late 1998 and the first quarter of 1999. Many telecommunications firms have partially transformed themselves into high-growth businesses by taking advantage of growing markets for Internet and cellular service. Among the Fund's best performers in this sector were Ameritech, AT&T, Airtouch, BellSouth, SBC Communications, ALLTEL, Sprint, and U S West.
    One company outside the telecommunications area that performed extremely well for the Fund was PECO Energy, which provides retail electric and natural gas service in southeastern Pennsylvania and engages in wholesale marketing of electricity on a national basis. In addition to its core businesses, the company has benefited from its purchase and subsequent turnaround of several nuclear facilities.

Q     WHICH OF THE FUND'S STOCKS PERFORMED POORLY?

A As mentioned earlier, because of deteriorating economic conditions abroad, companies with significant exposure to international markets did not fare well during the reporting period. The Fund's primary exposure to foreign markets was in a handful of telecommunications companies. Some of these companies that most hurt the Fund's performance were Portugal Telecom, China Telecom, and Telecom Italia. Other international telecommunications firms, such as France Telecom and Tele Denmark, did not perform as badly, and we continue to own those companies' stock.
    Two additional stocks that did not do well were energy distributor El Paso Energy and electric utility New Centuries Energy. Both the energy and electric utility sectors were hit hard during the reporting period, and the performance of these two companies reflected those difficulties. Also contributing to these firms' underperformance were concerns relating to acquisitions and investors' preference for stocks with more immediate potential for appreciation. For additional Fund portfolio highlights, please refer to page 9.

Q     HOW DID THE FUND PERFORM OVERALL?

A For the nine-month period ended March 31, 1999, the Fund generated a total return of 1.72 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned -2.74 percent, while the Lipper Utility Fund Index returned 5.33 percent for the period. The S&P Utilities Index is a broad-based index that reflects the general performance of utility stocks and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results. For additional Fund performance results, please refer to the chart and footnotes on page 3.

Q     WHAT DO YOU SEE AHEAD FOR THE FUND?

A As we mentioned, electric utilities appear to be an excellent value right now, so we believe that at some point our overweighting in this sector will benefit the

Fund. We are hopeful that, if growth stocks remain expensive, investors will recognize the value to be found in electric utilities.

    Continued international economic weakness may indirectly benefit the domestic utilities market. The U.S. economy has proved resilient to this point, but we see the potential for a slowdown in economic growth, leading investors once again to pursue defensive investments in the wake of economic uncertainty. If these scenarios occur, the Utility Fund is likely to be well positioned.

[SIG]

Christine Drusch

Portfolio Manager

[SIG]

David McLaughlin

Portfolio Comanager

[SIG]

Matthew Hart

Portfolio Comanager

[SIG]

Stephen L. Boyd

Chief Investment Officer
Equity Investments

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN UTILITY FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                      TOP TEN HOLDINGS                        PERCENTAGE OF
                                           AS OF                            THESE INVESTMENTS
                                       MARCH 31, 1999                        NINE MONTHS AGO
Ameritech Corp. ....................        3.7%         .................         2.9%
AT&T Corp. .........................        3.6%         .................         1.5%
SBC Communications, Inc. ...........        3.4%         .................         2.8%
Airtouch Communications, Inc. ......        3.3%         .................         2.0%
DQE, Inc. ..........................        3.1%         .................          N/A
U S West, Inc. .....................        3.0%         .................         2.6%
BEC Energy .........................        3.0%         .................         3.3%
Pinnacle West Capital Corp. ........        2.7%         .................         3.4%
CMS Energy Group ...................        2.7%         .................         2.9%
Firstenergy Corp. ..................        2.6%         .................         2.8%

N/A = Not Applicable
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999
Electric Utilities.........  44.6%
Telecommunications.........  38.3%
Oil, Gas, Pipeline and
  Distribution.............   9.2%
Natural Gas Pipeline and
  Distribution.............   4.9%
Cable Television...........   1.4%

    AS OF JUNE 30, 1998
Electric Utilities.........  43.4%
Telecommunications.........  36.9%
Oil, Gas, Pipeline and
  Distribution.............  14.9%
Natural Gas Pipeline and
  Distribution.............   3.3%
Cable Television...........   1.5%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS
PIE CHART

                                                                                             CASH AND SHORT-
AS OF MARCH 31, 1999                 STOCKS               BONDS           CONVERTIBLES      TERM INVESTMENTS          OTHER
                                     ------               -----           ------------      ----------------          -----
                                      84.70               8.00                3.30                3.30                 0.7

PIE CHART

                                                                                             CASH AND SHORT-
AS OF JUNE 30, 1998                  STOCKS               BONDS           CONVERTIBLES      TERM INVESTMENTS          OTHER
                                     ------               -----           ------------      ----------------          -----

                                      86.4                8.10                2.30                2.60                 0.60

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

                Security Description                    Shares   Market Value
-----------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 88.8%
CONSUMER SERVICES  1.0%
Quanta Services, Inc. (a)............................    60,000  $  1,526,250
                                                                 ------------
ELECTRIC UTILITIES  41.8%
Allegheny Energy, Inc................................    47,000     1,386,500
BEC Energy...........................................   120,000     4,410,000
Calpine Corp. (a)....................................    50,750     1,849,203
Cinergy Corp.........................................    73,000     2,007,500
CMS Energy Group.....................................    99,800     3,998,237
Consolidated Edison, Inc.............................    40,000     1,812,500
DQE, Inc.............................................   120,800     4,635,700
DTE Energy Co........................................    50,000     1,921,875
Edison International.................................    36,200       805,450
FirstEnergy Corp.....................................   138,000     3,855,375
Florida Progress Corp................................    96,000     3,624,000
GPU, Inc.............................................    85,675     3,196,748
Illinova Corp........................................    80,500     1,705,594
New Century Energies, Inc............................    79,000     2,690,938
Niagara Mohawk Holdings, Inc. (a)....................   127,700     1,715,969
OGE Energy Corp......................................   144,000     3,249,000
PECO Energy Co.......................................    60,300     2,788,875
Pinnacle West Capital Corp...........................   111,600     4,059,450
Public Service Co. of New Mexico.....................   110,000     1,870,000
Reliant Energy, Inc..................................   114,800     2,991,975
Sierra Pacific Resources.............................   100,000     3,518,750
Southern Co..........................................    87,100     2,030,519
Texas Utilities Co...................................    73,800     3,076,537
Texas Utilities Co. -- Convertible Preferred,
  PRIDES.............................................    14,800       789,025
                                                                 ------------
                                                                   63,989,720
                                                                 ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  4.7%
National Fuel Gas Co. NJ.............................    31,000     1,216,750
Nicor, Inc...........................................    50,000     1,796,875
Southwest Gas Corp...................................   100,000     2,750,000
Wicor, Inc...........................................    72,000     1,458,000
                                                                 ------------
                                                                    7,221,625
                                                                 ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                Security Description                    Shares   Market Value
-----------------------------------------------------------------------------
OIL & GAS PIPELINE AND DISTRIBUTION  7.1%
Coastal Corp.........................................   108,000  $  3,564,000
Columbia Energy Group................................    55,500     2,899,875
El Paso Energy Capital Trust I -- Convertible
  Preferred..........................................    41,750     2,009,219
Enron Corp...........................................    36,400     2,338,700
                                                                 ------------
                                                                   10,811,794
                                                                 ------------
TELECOMMUNICATIONS  33.7%
Airtouch Communications, Inc. (a)....................    50,000     4,831,250
ALLTEL Corp..........................................    49,300     3,075,088
Ameritech Corp.......................................    96,000     5,556,000
AT&T Corp............................................    67,650     5,399,316
Bell Atlantic Corp...................................    39,900     2,062,331
BellSouth Corp.......................................    69,400     2,780,338
Cable & Wireless, PLC -- ADR (United Kingdom)........   100,700     3,719,606
China Telecom -- ADR (China) (a).....................    82,000     2,736,750
Cincinnati Bell, Inc.................................    41,000       919,938
Convergys Corp. (a)..................................    41,000       702,125
France Telecom -- ADR (France).......................    20,000     1,613,750
Intermedia Communications, Inc. -- Convertible
  Preferred Ser E....................................    27,700       740,975
Nextlink Communications, Inc. -- Convertible
  Preferred, 144A -- Private Placement (b)...........    21,500     1,510,375
SBC Communications, Inc..............................   106,000     4,995,250
Sprint Corp..........................................    23,400     2,296,125
Sprint Corp. PCS, Ser I (a)..........................    11,700       518,456
Tele Denmark A/S ADS (Denmark).......................    50,000     2,450,000
Telstra, Ltd. -- ADR (Australia).....................    11,700     1,234,350
U S West, Inc........................................    81,000     4,460,062
                                                                 ------------
                                                                   51,602,085
                                                                 ------------
TECHNOLOGY  0.5%
NorthEast Optic Network, Inc. (a)....................    60,000       847,500
                                                                 ------------
TOTAL COMMON AND PREFERRED STOCKS  88.8%.......................  $135,998,974
                                                                 ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                   Description                 Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  8.1%
         CABLE TELEVISION  1.4%
$1,000   Continental Cablevision, Inc.............   8.300%  05/15/06  $  1,097,440
 1,000   Cox Communications, Inc..................   6.875   06/15/05     1,036,601
                                                                       ------------
                                                                          2,134,041
                                                                       ------------
         ELECTRIC UTILITIES  1.4%
 1,000   Texas Utilities Electric Co..............   8.250   04/01/04     1,100,401
 1,000   Union Electric Co........................   7.375   12/15/04     1,070,196
                                                                       ------------
                                                                          2,170,597
                                                                       ------------
         OIL & GAS PIPELINE AND DISTRIBUTION  1.9%
 1,000   Enron Corp...............................   7.125   05/15/07     1,045,575
   500   Panhandle Eastern Pipeline Co............   7.875   08/15/04       537,993
   100   Texas Eastern Transmission Corp..........   8.000   07/15/02       106,105
 1,090   Texas Gas Transmission Corp..............   8.625   04/01/04     1,205,170
                                                                       ------------
                                                                          2,894,843
                                                                       ------------
         TELECOMMUNICATIONS  3.4%
 1,000   360 Communications.......................   7.125   03/01/03     1,041,115
 1,000   Century Telephone Enterprises, Inc., Ser
         F........................................   6.300   01/15/08     1,001,528
   900   GTE Corp.................................   9.375   12/01/00       952,968
 1,000   Sprint Corp..............................   8.125   07/15/02     1,060,938
 1,000   Worldcom, Inc............................   7.750   04/01/07     1,099,927
                                                                       ------------
                                                                          5,156,476
                                                                       ------------
TOTAL FIXED INCOME SECURITIES........................................    12,355,957
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $113,113,157)................................................   148,354,931
SHORT-TERM INVESTMENTS  3.4%
  (Cost $5,169,311)..................................................     5,169,311
                                                                       ------------
TOTAL INVESTMENTS  100.3%
  (Cost $118,282,468)................................................   153,524,242
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................      (413,113)
                                                                       ------------
NET ASSETS  100.0%...................................................  $153,111,129
                                                                       ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
ADR -- American Depository Receipts
ADS -- American Depository Shares
PRIDES -- Preferred redeemable increased dividend equity, traded in shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $118,282,468).......................    $153,524,242
Cash........................................................           1,092
Receivables:
  Fund Shares Sold..........................................         473,794
  Interest..................................................         298,180
  Dividends.................................................         242,295
Other.......................................................              24
                                                                ------------
      Total Assets..........................................     154,539,627
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         746,755
  Fund Shares Repurchased...................................         221,746
  Distributor and Affiliates................................         175,920
  Investment Advisory Fee...................................          87,419
Trustees' Deferred Compensation and Retirement Plans........         128,788
Accrued Expenses............................................          67,870
                                                                ------------
      Total Liabilities.....................................       1,428,498
                                                                ------------
NET ASSETS..................................................    $153,111,129
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $115,790,576
Net Unrealized Appreciation.................................      35,241,774
Accumulated Net Realized Gain...............................       2,060,599
Accumulated Undistributed Net Investment Income.............          18,180
                                                                ------------
NET ASSETS..................................................    $153,111,129
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $62,071,730 and 3,554,036 shares of
    beneficial interest issued and outstanding).............    $      17.47
    Maximum sales charge (5.75%* of offering price).........            1.07
                                                                ------------
    Maximum offering price to public........................    $      18.54
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $84,082,737 and 4,821,994 shares of
    beneficial interest issued and outstanding).............    $      17.44
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,956,662 and 399,217 shares of
    beneficial interest issued and outstanding).............    $      17.43
                                                                ============

 *On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   For the Nine Months Ended March 31, 1999,
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                           Nine Months Ended    Year Ended
                                                            March 31, 1999     June 30, 1998
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends.................................................    $ 3,340,479       $ 4,260,507
Interest..................................................        789,039         1,219,948
                                                              -----------       -----------
    Total Income..........................................      4,129,518         5,480,455
                                                              -----------       -----------
EXPENSES:
Distribution (12b-1) and Services Fees (Attributed to
  Classes A, B and C of $116,693, $657,434 and $46,844,
  respectively, for the nine months ended 3/31/99 and
  $139,079, $835,949 and $52,350, respectively, for the
  year ended 6/30/98).....................................        820,971         1,027,378
Investment Advisory Fee...................................        761,143           939,137
Shareholder Services......................................        189,617           298,606
Trustees' Fees and Expenses...............................         27,467            34,021
Legal.....................................................         13,073            16,828
Custody...................................................          6,556            27,417
Amortization of Organizational Costs......................          1,663            22,995
Other.....................................................        162,797           194,077
                                                              -----------       -----------
    Total Expenses........................................      1,983,287         2,560,459
                                                              -----------       -----------
NET INVESTMENT INCOME.....................................    $ 2,146,231       $ 2,919,996
                                                              ===========       ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain.........................................    $ 3,971,978       $ 5,691,843
                                                              -----------       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.................................     39,245,899        12,907,034
  End of the Period:
    Investments...........................................     35,241,774        39,245,899
                                                              -----------       -----------
Net Unrealized Appreciation/Depreciation During the
  Period..................................................     (4,004,125)       26,338,865
                                                              -----------       -----------
NET REALIZED AND UNREALIZED GAIN/LOSS.....................    $   (32,147)      $32,030,708
                                                              ===========       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS................    $ 2,114,084       $34,950,704
                                                              ===========       ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Nine Months Ended March 31, 1999,
                   and the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                Nine Months Ended    Year Ended      Year Ended
                                                 March 31, 1999     June 30, 1998   June 30, 1997
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  2,146,231      $  2,919,996    $  5,126,338
Net Realized Gain..............................      3,971,978         5,691,843      10,817,404
Net Unrealized Appreciation/Depreciation
 During the Period.............................     (4,004,125)       26,338,865       1,002,087
                                                  ------------      ------------    ------------
Change in Net Assets from Operations...........      2,114,084        34,950,704      16,945,829
                                                  ------------      ------------    ------------
Distributions from Net Investment Income.......     (2,070,469)       (3,302,950)     (4,918,449)
Distributions in Excess of Net Investment
 Income........................................            -0-           (58,293)            -0-
                                                  ------------      ------------    ------------
Distributions from and in Excess of Net
 Investment Income*............................     (2,070,469)       (3,361,243)     (4,918,449)
                                                  ------------      ------------    ------------
Distributions from Net Realized Gain...........     (1,862,563)      (13,156,292)     (1,861,394)
Distributions in Excess of Net Realized Gain...            -0-          (125,726)            -0-
                                                  ------------      ------------    ------------
Distributions from and in Excess of Net
 Realized Gain*................................     (1,862,563)      (13,282,018)     (1,861,394)
                                                  ------------      ------------    ------------
Return of Capital Distribution*................            -0-        (7,471,305)            -0-
                                                  ------------      ------------    ------------
Total Distributions............................     (3,933,032)      (24,114,566)     (6,779,843)
                                                  ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES....................................     (1,818,948)       10,836,138      10,165,986
                                                  ------------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     25,006,965        33,570,538      50,324,196
Net Asset Value of Shares Issued Through
 Dividend Reinvestment.........................      3,332,371        21,003,724       5,538,900
Cost of Shares Repurchased.....................    (26,459,204)      (53,035,786)    (80,912,740)
                                                  ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS..................................      1,880,132         1,538,476     (25,049,644)
                                                  ------------      ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........         61,184        12,374,614     (14,883,658)
NET ASSETS:
Beginning of the Period........................    153,049,945       140,675,331     155,558,989
                                                  ------------      ------------    ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $18,180, $(57,582) and $382,954,
 respectively).................................   $153,111,129      $153,049,945    $140,675,331
                                                  ============      ============    ============

                                   Nine Months Ended    Year Ended      Year Ended
     *Distributions by Class        March 31, 1999     June 30, 1998   June 30, 1997
------------------------------------------------------------------------------------
Distributions from and in Excess
 of Net Investment Income:
 Class A Shares...................   $ (1,031,678)     $ (1,538,296)   $ (2,064,034)
 Class B Shares...................       (970,381)       (1,714,845)     (2,700,742)
 Class C Shares...................        (68,410)         (108,102)       (153,673)
                                     ------------      ------------    ------------
                                     $ (2,070,469)     $ (3,361,243)   $ (4,918,449)
                                     ============      ============    ============
Distributions from and in Excess
 of Net Realized Gain:
 Class A Shares...................   $   (740,901)     $ (5,310,506)   $   (683,737)
 Class B Shares...................     (1,048,593)       (7,494,154)     (1,114,278)
 Class C Shares...................        (73,069)         (477,358)        (63,379)
                                     ------------      ------------    ------------
                                     $ (1,862,563)     $(13,282,018)   $ (1,861,394)
                                     ============      ============    ============
Return of Capital Distribution:
 Class A Shares...................   $        -0-      $ (2,987,603)   $        -0-
 Class B Shares...................            -0-        (4,215,072)            -0-
 Class C Shares...................            -0-          (268,630)            -0-
                                     ------------      ------------    ------------
                                     $        -0-      $ (7,471,305)   $        -0-
                                     ============      ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            From July 28, 1993,
                        Nine Months                                            (Commencement
                           Ended               Year Ended June 30,             of Investment
                         March 31,    -------------------------------------   Operations) to
Class A Shares             1999        1998      1997      1996      1995      June 30, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............   $17.657     $16.441   $15.298   $13.386   $12.906      $  14.300
                          -------     -------   -------   -------   -------      ---------
Net Investment
  Income...............      .310        .429      .637      .538      .595           .479
Net Realized and
  Unrealized
  Gain/Loss............      .013       3.909     1.317     2.077      .485         (1.513)
                          -------     -------   -------   -------   -------      ---------
Total from Investment
  Operations...........      .323       4.338     1.954     2.615     1.080         (1.034)
                          -------     -------   -------   -------   -------      ---------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............      .300        .480      .610      .703      .600           .323
  Distributions from
    and in Excess of
    Net Realized
    Gain...............      .215       1.691      .201       -0-       -0-           .037
  Return of Capital
    Distribution.......       -0-        .951       -0-       -0-       -0-            -0-
                          -------     -------   -------   -------   -------      ---------
Total Distributions....      .515       3.122      .811      .703      .600           .360
                          -------     -------   -------   -------   -------      ---------
Net Asset Value, End of
  the Period...........   $17.465     $17.657   $16.441   $15.298   $13.386      $  12.906
                          =======     =======   =======   =======   =======      =========
Total Return (a).......     1.72%*     28.17%    13.20%    19.93%     8.70%         (7.38%)*
Net Assets at End of
  the Period (In
  millions)............   $  62.1     $  60.4   $  52.5   $  57.7   $  50.4      $    51.5
Ratio of Expenses to
  Average Net
  Assets (b)...........     1.24%       1.30%     1.41%     1.38%     1.34%          1.34%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........     2.29%       2.47%     4.03%     3.61%     4.55%          4.10%
Portfolio Turnover.....       13%*        23%      102%      121%      109%           102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            From July 28, 1993,
                        Nine Months                                            (Commencement
                           Ended               Year Ended June 30,             of Investment
                         March 31,    -------------------------------------   Operations) to
    Class B Shares         1999        1998      1997      1996      1995      June 30, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............    $17.632     $16.434   $15.296   $13.356   $12.880      $  14.300
                          -------     -------   -------   -------   -------      ---------
Net Investment
  Income..............       .208        .309      .519      .426      .507           .394
Net Realized and
  Unrealized
  Gain/Loss...........       .012       3.891     1.314     2.080      .461         (1.519)
                          -------     -------   -------   -------   -------      ---------
Total from Investment
  Operations..........       .220       4.200     1.833     2.506      .968         (1.125)
                          -------     -------   -------   -------   -------      ---------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income............       .200        .360      .494      .566      .492           .258
  Distributions from
    and in Excess of
    Net Realized
    Gain..............       .215       1.691      .201       -0-       -0-           .037
  Return of Capital
    Distribution......        -0-        .951       -0-       -0-       -0-            -0-
                          -------     -------   -------   -------   -------      ---------
Total Distributions...       .415       3.002      .695      .566      .492           .295
                          -------     -------   -------   -------   -------      ---------
Net Asset Value, End
  of the Period.......    $17.437     $17.632   $16.434   $15.296   $13.356      $  12.880
                          =======     =======   =======   =======   =======      =========
Total Return (a)......      1.21%*     27.20%    12.30%    19.08%     7.80%         (8.02%)*
Net Assets at End of
  the Period (In
  millions)...........    $  84.1     $  86.8   $  83.3   $  92.9   $  81.0      $    83.7
Ratio of Expenses to
  Average Net
  Assets (b)..........      1.99%       2.07%     2.17%     2.13%     2.05%          2.06%
Ratio of Net
  Investment Income to
  Average Net
  Assets (b)..........      1.53%       1.74%     3.27%     2.86%     3.84%          3.36%
Portfolio Turnover....        13%*        23%      102%      121%      109%           102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                      Nine Months                                         From August 13, 1993,
                         Ended               Year Ended June 30,            (Commencement of
                       March 31,    -------------------------------------   Distribution) to
Class C Shares           1999        1998      1997      1996      1995       June 30, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............   $17.619     $16.426   $15.290   $13.356   $12.868        $14.460
                        -------     -------   -------   -------   -------        -------
Net Investment
  Income.............      .209        .308      .503      .470      .482           .330
Net Realized and
  Unrealized
  Gain/Loss..........      .013       3.887     1.328     2.030      .498         (1.627)
                        -------     -------   -------   -------   -------        -------
Total from Investment
  Operations.........      .222       4.195     1.831     2.500      .980         (1.297)
                        -------     -------   -------   -------   -------        -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income...........      .200        .360      .494      .566      .492           .258
  Distributions from
    and in Excess of
    Net Realized
    Gain.............      .215       1.691      .201       -0-       -0-           .037
  Return of Capital
    Distribution.....       -0-        .951       -0-       -0-       -0-            -0-
                        -------     -------   -------   -------   -------        -------
Total
  Distributions......      .415       3.002      .695      .566      .492           .295
                        -------     -------   -------   -------   -------        -------
Net Asset Value, End
  of the Period......   $17.426     $17.619   $16.426   $15.290   $13.356        $12.868
                        =======     =======   =======   =======   =======        =======
Total Return (a).....     1.22%*     27.14%    12.37%    19.00%     7.88%         (9.11%)*
Net Assets at End of
  the Period (In
  millions)..........        $7.0      $5.9      $4.9      $5.0      $1.3                  $1.1
Ratio of Expenses to
  Average
  Net Assets (b).....     1.99%       2.06%     2.17%     2.13%     2.09%          2.05%
Ratio of Net
  Investment Income
  to Average Net
  Assets (b).........     1.53%       1.73%     3.23%     2.78%     3.80%          3.38%
Portfolio Turnover...       13%*        23%      102%      121%      109%           102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997, and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine month period commencing on July 1, 1998, and ending on March 31, 1999.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1999, there were no when issued or delayed delivery purchase commitments.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs were amortized on a straight line basis over the 60-month period ending July 28, 1998.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $118,282,468, the aggregate gross unrealized appreciation is $37,999,562 and the aggregate gross unrealized depreciation is $2,757,788, resulting in net unrealized appreciation on long- and short-term investments of $35,241,774.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

                                 March 31, 1999
--------------------------------------------------------------------------------

gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences have been reclassified. For the year ended June 30, 1998, $77,621 has been reclassified from capital with $711 posted to accumulated undistributed net investment income and $76,910 posted to accumulated net realized gain/loss. These differences relate to the character of gain/loss recognized on the sale of and distributions received from REIT's and the impact of the amortization of organizational costs on tax basis earnings and profits.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
----------------------------------------------------------------------
First $500 million....................................     .65 of 1%
Next $500 million.....................................     .60 of 1%
Over $1 billion.......................................     .55 of 1%

    For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund recognized expenses of approximately $7,000 and $5,400, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund recognized expenses of approximately $64,600 and $64,700, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund recognized expenses of approximately $148,300 and $212,500, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect

                                 March 31, 1999
--------------------------------------------------------------------------------

to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At March 31, 1999, capital aggregated $48,192,293, $61,954,096 and
$5,644,187 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    544,379    $  9,808,618
  Class B......................................    673,415      12,063,204
  Class C......................................    174,359       3,135,143
                                                ----------    ------------
Total Sales....................................  1,392,153    $ 25,006,965
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     85,041    $  1,531,265
  Class B......................................     95,052       1,711,764
  Class C......................................      4,958          89,342
                                                ----------    ------------
Total Dividend Reinvestment....................    185,051    $  3,332,371
                                                ==========    ============
Repurchases:
  Class A......................................   (496,899)   $ (8,902,999)
  Class B......................................   (867,572)    (15,566,941)
  Class C......................................   (113,012)     (1,989,264)
                                                ----------    ------------
Total Repurchases.............................. (1,477,483)   $(26,459,204)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $45,755,409, $63,746,069 and $4,408,966 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,328,514    $ 22,835,462
  Class B......................................    538,641       9,290,235
  Class C......................................     83,771       1,444,841
                                                ----------    ------------
Total Sales....................................  1,950,926    $ 33,570,538
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    540,406    $  8,897,389
  Class B......................................    703,377      11,560,470
  Class C......................................     33,229         545,865
                                                ----------    ------------
Total Dividend Reinvestment....................  1,277,012    $ 21,003,724
                                                ==========    ============
Repurchases:
  Class A...................................... (1,639,476)   $(27,743,068)
  Class B...................................... (1,388,187)    (23,874,869)
  Class C......................................    (83,492)     (1,417,849)
                                                ----------    ------------
Total Repurchases.............................. (3,111,155)   $(53,035,786)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  2,620,830    $ 41,844,771
  Class B......................................    496,213       7,650,734
  Class C......................................     55,249         828,691
                                                ----------    ------------
Total Sales....................................  3,172,292    $ 50,324,196
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    146,956    $  2,266,380
  Class B......................................    203,976       3,135,954
  Class C......................................      8,882         136,566
                                                ----------    ------------
Total Dividend Reinvestment....................    359,814    $  5,538,900
                                                ==========    ============
Repurchases:
  Class A...................................... (3,344,356)   $(53,090,333)
  Class B...................................... (1,709,336)    (26,459,861)
  Class C......................................    (89,228)     (1,362,546)
                                                ----------    ------------
Total Repurchases.............................. (5,142,920)   $(80,912,740)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the nine months ended March 31, 1999, and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $15,900 and $16,000, respectively, and CDSC on redeemed shares of approximately $88,000 and $181,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $20,270,111 and $21,078,042, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,564,835 and $51,249,647, respectively.

                                 March 31, 1999
--------------------------------------------------------------------------------

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999, and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $511,188 and $643,300, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Utility Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Utility Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Utility Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period then ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
May 6, 1999

                            VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

--------------------------------------------------------------------------------
 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $1,862,563 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution. For corporate shareholders 100% of the distributions qualify for the dividend received deductions.
--------------------------------------------------------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of
  Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

AGG ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted

                                                            Continued on page  2
interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

MARKET REVIEW

    The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak. Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period. Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory
Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Nine-month total return based on
NAV(1)...................................   33.72%     32.99%      32.96%
Nine-month total return(2)...............   26.07%     27.99%      31.96%
One-year total return(2).................   31.80%     33.76%      37.84%
Life-of-Fund average annual total
return(2)................................   23.67%     24.63%      25.36%
Commencement date........................ 05/29/96   05/29/96    05/29/96

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since March 31, 1999. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate the how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index,* the Russell 2000 Index, and the Russell 2500 Growth Index over time. These indexes are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Aggressive Growth Fund vs. the Standard & Poor's 500 Index,* the Russell 2000 Index, and the Russell 2500 Growth Index (May 29, 1996 through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]

                     ------------------------------
                     Fund's Total Return
                     1 Year Total Return   = 31.80%
                     Inception Avg. Annual = 23.67%
                     ------------------------------

                                            VAN KAMPEN
                                        AGGRESSIVE GROWTH     STANDARD & POOR'S 500                          RUSSELL 2500 GROWTH
                                               FUND                  INDEX*           RUSSELL 2000 INDEX            INDEX
                                        -----------------     ---------------------   ------------------     -------------------
May1996                                       9421.00               10000.00                10000.00              10000.00
                                              9101.00               10097.00                 9589.00               9501.10
                                              8262.00                9635.00                 8752.00               8635.45
                                              9051.00                9816.00                 9260.00               9230.01
Sep1996                                       9990.00               10407.00                 9622.00               9697.87
                                              9950.00               10678.00                 9474.00               9444.66
                                              9900.00               11462.00                 9864.00               9812.91
                                             10010.00               11273.00                10122.00               9886.21
                                             10120.00               11964.00                10325.00              10154.00
                                              8821.00               12035.00                10074.00               9795.29
Mar1997                                       8092.00               11577.00                 9599.00               9220.80
                                              8372.00               12253.00                 9626.00               9264.78
                                              9341.00               12971.00                10697.00              10323.50
                                              9920.00               13594.00                11155.00              10705.00
                                             11089.00               14656.00                11674.00              11320.00
                                             11419.00               13814.00                11941.00              11600.90
Sep1997                                      12687.00               14611.00                12815.00              12420.10
                                             11788.00               14107.00                12252.00              11643.40
                                             11219.00               14736.00                12173.00              11465.00
                                             11379.00               15029.00                12386.00              11423.60
                                             11129.00               15181.00                12191.00              11275.30
                                             12288.00               16251.00                13092.00              12244.30
Mar1998                                      13067.00               17120.00                13632.00              12701.30
                                             13307.00               17276.00                13707.00              12817.00
                                             12507.00               16951.00                12969.00              11994.30
                                             13666.00               17684.00                12996.00              12082.80
                                             13167.00               17479.00                11944.00              11177.80
                                             10340.00               14930.00                 9625.00               8637.97
Sep1998                                      11608.00               15928.00                10378.00               9394.31
                                             11499.00               17207.00                10801.00              10028.10
                                             13037.00               18225.00                11367.00              10740.90
                                             15407.00               19315.00                12071.00              11774.70
                                             17081.00               20107.00                12231.00              12115.30
                                             16015.00               19458.00                11241.00              11132.60
Mar1999                                      18275.00               20276.00                11416.00              11651.40

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* The S&P 500 Index is a broad-based index that reflects the general performance of the stock market and was initially selected as a benchmark comparison for the Fund's performance. Based upon the Fund's asset composition, we believe the Russell 2500 Growth Index provides a more accurate narrow-based benchmark for the Fund. Therefore, the S&P 500 Index will not be shown in future reports.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A company's forecast for their net income during a given period.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all final goods and services produced in a country in a given year.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PRICE-TO-BOOK RATIO: A stock's market capitalization divided by its book value, which is a company's total assets minus liabilities, preferred stock, and intangible assets such as goodwill.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW
                       VAN KAMPEN AGGRESSIVE GROWTH FUND

We recently spoke to the management team of the Van Kampen Aggressive Growth Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Gary M. Lewis, portfolio manager; Dudley Brickhouse, David Walker, and Janet Luby, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your annual reports will be dated March 31, and your semiannual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.


   Q COULD YOU TALK BRIEFLY ABOUT THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD AND HOW IT AFFECTED THE FUND?


   A The stock market was extremely volatile during the reporting period, plummeting early in the period but staging an impressive recovery that left the Dow Jones Industrial Average hovering just below 10,000--a milestone the Dow surpassed in the period's final week. The stock market's rise could be attributed primarily to sustained U.S. economic growth and low inflation. Large-cap growth stocks continued to be the beneficiaries of the market rise; small- and mid-cap stocks did not do as well. Consequently, this was not the most favorable environment for the Fund, which invests the majority of its assets in small- and mid-cap stocks. But we did own some large-cap holdings that helped the Fund significantly.



   Q  GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?


   A We maintain a consistent management strategy regardless of market conditions: seeking to invest in companies with rising earnings expectations and rising valuations. Early in the reporting period, as the market was declining, it was more difficult to find small- and mid-cap stocks that met our criteria because there were relatively few such companies with increasing valuations. Beginning in November, however, market conditions began to improve dramatically, and it became easier--though by no means easy--to satisfy our investment discipline. The Fund included a higher-than-average weighting in large-cap stocks because they tended to outperform the market during the period.


   Q DID YOU MAKE ANY NEW PURCHASES DURING THE REPORTING PERIOD THAT BENEFITED THE FUND?


   A Some of our most successful new purchases were in the technology area. Go2Net, an Internet search company backed by Microsoft cofounder Paul Allen, was an excellent performer for the Fund, as was VISX, a company that supplies lasers for corrective eye surgery. Metromedia Fiber Network, which works to alleviate the bottlenecks that occur as more and more people go on-line, also helped boost the Fund's return. The Fund's biggest holding, RF Micro Devices, was a new purchase during the reporting period. This company, which makes components for cellular phones, has helped the Fund considerably since we bought it in September 1998.



   Q  WHAT OTHER STOCKS HELPED THE FUND?


   A Internet-related stocks were among our most successful holdings. During the reporting period, some of our best performers included Internet provider America Online (up 459 percent), data storage company EMC (up 185 percent), and Internet search engine Yahoo! (up 328 percent). Other successes included credit card company Providian Financial and retailers Best Buy and Abercrombie & Fitch.



   Q  WHAT STOCKS DID YOU SELL BECAUSE OF POOR PERFORMANCE?


   A Toward the end of the period, concerns mounted about a slowdown in the computer software and services industry. Investors believed this area was vulnerable to a decline in routine technology spending as companies dedicate more of their budgets to year 2000 concerns. Stock prices for computer software and service companies fell correspondingly. When their prices started to decline, we decided to get out of stocks such as Engineering Animation, BMC Software, Compuware, Software AG, Visio, JDA Software, Saville Systems, Ciber, and SPR. These turned out to be good sales because these companies' stock prices later fell even further.

      Also, in response to a slowdown in the personal computer industry, we opted to eliminate our position in Dell Computer, formerly the Fund's largest holding. We decided to sell the position after the company announced its revenues weren't accelerating as quickly as expected.

      Outside the computer industry, we also sold our holdings in Steiner Leisure (cruise ship spa operator), Finish Line (athletic apparel retailer), and Party City (party supplies retailer), all of which were falling in value when we made our sales. For additional Fund portfolio highlights, please refer to page 9.



   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?


   A Despite operating in a tough environment for stock selection, the Fund performed extremely well, recovering from a significant market decline early in the reporting period to post impressive gains. During the reporting period, the Fund returned 33.72 percent(1) (Class A shares at net asset value). By comparison, the Russell 2000 Index returned -12.16 percent, and the Russell 2500 Growth Index, which more closely resembles the Fund, returned -3.57 percent.

      The Russell 2000 Index reflects the general performance of small- and mid-cap stocks, and the Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.



   Q  WHAT DO YOU SEE AHEAD FOR THE FUND?


   A Our biggest concern is continued market volatility, to which growth stocks are especially vulnerable. Even if we invest only in those stocks that have what we believe are solid fundamentals, these companies' stock prices are not going to go up if the market enters a correction. It is very difficult to prepare for such corrections because they can happen at any time, without warning.

      Related to this concern is the impact that Internet trading is having on growth stocks. Recently, growth stocks have become even more susceptible to rapid price increases and decreases, suggesting the increasing influence of on-line "day traders"--investors with very short time horizons. This is a new phenomenon in our industry, and we are seeking to better understand how this form of day trading affects our investment discipline. In the meantime, we believe our best response is to continue to conduct thorough research about the companies in which we invest and seek to avoid fundamental surprises.

      Finally, small-cap stocks currently remain undervalued relative to large-cap stocks. This situation has been in place for some time now, so we do not know when a reversal will occur. If the market does broaden and small caps begin to recognize their potential, we believe the Fund will be well positioned to take advantage of the situation.

[SIG]
GARY M. LEWIS

Gary M. Lewis

Portfolio Manager

[SIG]
DAVID WALKER

David Walker

Portfolio Comanager

[SIG]
STEPHEN L. BOYD

Stephen L. Boyd

Chief Investment Officer
Equity Investments

[SIG]
DUDLEY BRICKHOUSE

Dudley Brickhouse

Portfolio Comanager

[SIG]
JANET LUBY

Janet Luby

Portfolio Comanager

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                                                      PERCENTAGE OF
                                          TOP TEN HOLDINGS                          THESE INVESTMENTS
                                        AS OF MARCH 31, 1999                         NINE MONTHS AGO
RF Micro Devices, Inc. ..............           3.1%             .................         N/A
America Online, Inc. ................           2.6%             .................        1.2%
EMC Corp. ...........................           2.3%             .................        1.1%
VISX, Inc. ..........................           2.0%             .................         N/A
SDL, Inc. ...........................           2.0%             .................         N/A
Carrier Access Corp. ................           2.0%             .................         N/A
Abercrombie & Fitch Co. .............           1.9%             .................        1.3%
Geotel Communications Corp. .........           1.8%             .................        1.1%
Providian Financial Corp. ...........           1.8%             .................        1.1%
Macromedia, Inc. ....................           1.8%             .................         N/A

N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF MARCH 31, 1999
Technology ....................................    44%
Consumer Services .............................    13%
Health Care ...................................    13%
Consumer Distribution .........................    12%
Utilities .....................................     5%
AS OF JUNE 30, 1998
Technology ....................................    36%
Consumer Distribution .........................    17%
Consumer Services .............................    14%
Finance .......................................    11%
Health Care ...................................     5%

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

                     Description                        Shares     Market Value
-------------------------------------------------------------------------------
COMMON STOCKS  89.9%
CONSUMER DISTRIBUTION  10.7%
99 Cents Only Stores (a)..............................   50,000    $  2,121,875
Abacus Direct Corp. (a)...............................   30,000       2,460,000
Abercrombie & Fitch Co. (a)...........................   95,000       8,740,000
American Eagle Outfitters, Inc. (a)...................   30,000       2,150,625
Ames Department Stores, Inc. (a)......................   70,000       2,598,750
AnnTaylor Stores Corp. (a)............................  145,000       6,407,188
Best Buy Co., Inc. (a)................................  140,000       7,280,000
Chico's Fas, Inc. (a).................................   85,000       1,827,500
Circuit City Stores-Circuit City Group................   50,000       3,831,250
Claire's Stores, Inc..................................   75,000       2,259,375
Hollywood Entertainment Corp. (a).....................  100,000       1,862,500
Jacor Communications, Inc., Class A (a)...............   30,000       2,280,000
K-Swiss, Inc., Class A................................   30,000         757,500
O'Reilly Automotive, Inc. (a).........................   55,000       2,461,250
Pacific Sunwear of California (a).....................   40,000       1,390,000
Staples, Inc. (a).....................................  120,000       3,945,000
Tricon Global Restaurants, Inc. (a)...................   15,652       1,099,553
                                                                   ------------
                                                                     53,472,366
                                                                   ------------
CONSUMER DURABLES 1.5%
Copart, Inc. (a)......................................  100,000       2,075,000
CSK Auto Corp. (a)....................................   50,000       1,496,875
MIPS Technologies, Inc. (a)...........................   35,000       2,135,000
Sonic Automotive, Inc. (a)............................  100,000       1,550,000
                                                                   ------------
                                                                      7,256,875
                                                                   ------------
CONSUMER NON-DURABLES 3.6%
bebe stores, inc. (a).................................   75,000       3,075,000
Ben & Jerry's Homemade, Inc., Class A (a).............   75,000       2,100,000
Cutter & Buck, Inc. (a)...............................   50,000       1,600,000
Fossil, Inc. (a)......................................  120,000       3,577,500
Linens 'N Things, Inc. (a)............................   65,000       2,949,375
Quiksilver Resources, Inc. (a)........................  110,000       4,647,500
                                                                   ------------
                                                                     17,949,375
                                                                   ------------
CONSUMER SERVICES 12.0%
Adelphia Communications Corp., Class A (a)............   35,000       2,205,000
autobytel.com, inc. (a)...............................   26,900       1,126,437

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                     Description                        Shares     Market Value
-------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)
CMP Media, Inc. (a)...................................   55,000    $  1,691,250
Covad Communications Group, Inc. (a)..................   40,000       2,630,000
Earthlink Network, Inc. (a)...........................   30,000       1,800,000
Entercom Communications Corp. (a).....................   15,700         555,388
Express Scripts, Inc., Class A (a)....................   57,000       4,898,437
Foodmaker, Inc. (a)...................................  125,000       3,187,500
FPIC Insurance Group, Inc. (a)........................   40,000       1,660,000
Go2Net, Inc. (a)......................................   35,000       4,641,875
International Network Services (a)....................   60,000       4,196,250
International Speedway Corp., Class A.................   25,000       1,318,750
iVillage, Inc. (a)....................................   10,100       1,015,050
Metromedia Fiber Network, Inc. (a)....................  140,000       7,253,750
Metzler Group, Inc. (a)...............................   75,000       2,353,125
NCO Group, Inc. (a)...................................   35,000       1,295,000
Outdoor Systems, Inc. (a).............................   78,750       2,362,500
Pegasus Systems, Inc. (a).............................   85,000       3,389,375
Quanta Services, Inc. (a).............................  100,000       2,543,750
RoweCom, Inc. (a).....................................   30,000       1,308,750
Speedway Motorsports, Inc. (a)........................   75,000       3,093,750
TMP Worldwide, Inc. (a)...............................   50,000       3,240,625
Vignette Corp. (a)....................................   15,500       1,166,375
Ziff-Davis, Inc. (a)..................................   36,800       1,324,800
                                                                   ------------
                                                                     60,257,737
                                                                   ------------
FINANCE 3.1%
Capital One Financial Corp............................   15,000       2,265,000
Knight/Trimark Group, Inc., Class A (a)...............   25,000       1,675,000
Providian Financial Corp..............................   73,700       8,107,000
TeleBanc Financial Corp. (a)..........................   25,000       1,993,750
US Trust Corp.........................................   20,000       1,483,750
                                                                   ------------
                                                                     15,524,500
                                                                   ------------
HEALTHCARE 11.4%
Advance Paradigm, Inc. (a)............................   45,000       2,843,438
Alpharma, Inc.........................................  165,100       6,480,175
Andrx Corp. (a).......................................   40,000       3,645,000
Biogen, Inc. (a)......................................   45,000       5,144,062
Biomatrix, Inc. (a)...................................   30,000       2,340,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                     Description                        Shares     Market Value
-------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Hooper Holmes, Inc....................................   70,000    $  1,093,750
IDEC Pharmaceuticals Corp. (a)........................   25,000       1,284,375
Laser Vision Centers, Inc. (a)........................  125,000       4,765,625
Medicis Pharmaceutical Corp., Class A (a).............   25,000         750,000
MedImmune, Inc. (a)...................................   50,000       2,959,375
Molecular Devices Corp. (a)...........................   65,000       1,755,000
Osteotech, Inc. (a)...................................   52,500       1,804,688
Priority Healthcare Corp. (a).........................  125,000       5,656,250
TLC The Laser Center, Inc. (a)........................   50,000       1,609,375
VISX, Inc. (a)........................................   85,000       9,142,812
Xomed Surgical Products, Inc. (a).....................  150,000       5,887,500
                                                                   ------------
                                                                     57,161,425
                                                                   ------------
PRODUCER MANUFACTURING 1.9%
Cree Research, Inc. (a)...............................   50,000       2,346,875
Dycom Industries, Inc. (a)............................  135,000       5,872,500
Insituform Technologies, Inc. (a).....................   84,000       1,470,000
                                                                   ------------
                                                                      9,689,375
                                                                   ------------
RAW MATERIALS/PROCESSING INDUSTRIES 1.7%
Elcor Corp............................................  135,000       4,750,313
Optical Coating Laboratory, Inc.......................   50,000       2,400,000
Stillwater Mining Co. (a).............................   50,000       1,318,750
                                                                   ------------
                                                                      8,469,063
                                                                   ------------
TECHNOLOGY 39.2%
Advantage Learning Systems, Inc. (a)..................   80,000       2,485,000
America Online, Inc. (a)..............................   80,000      11,680,000
Applied Micro Circuits Corp. (a)......................   50,000       2,137,500
AVT Corp. (a).........................................  153,200       3,657,650
Aware, Inc. (a).......................................   55,000       2,585,000
BroadVision, Inc. (a).................................   50,000       2,987,500
Business Objects SA (a)...............................   60,000       1,781,250
Carrier Access Corp. (a)..............................  115,000       8,890,937
Concord Communications, Inc. (a)......................   85,000       4,845,000
CSG Systems International, Inc. (a)...................  140,000       5,521,250
EMC Corp. (a).........................................   80,000      10,220,000
Exodus Communications, Inc. (a).......................   15,000       2,017,500
FactSet Research Systems, Inc.........................   42,500       1,838,125

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                     Description                        Shares     Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Gemstar International Group Ltd. (a)..................   52,300    $  3,935,575
Geotel Communications Corp. (a).......................  180,000       8,257,500
Gilat Satellite Networks Ltd. (a).....................   95,000       5,700,000
Harmonic, Inc. (a)....................................   45,000       1,243,125
ISS Group, Inc. (a)...................................   50,000       3,975,000
Macromedia, Inc. (a)..................................  175,000       7,929,687
Mercury Interactive Corp. (a).........................  130,000       4,631,250
Micromuse, Inc. (a)...................................   85,000       3,910,000
Mindspring Enterprises, Inc. (a)......................   75,000       6,454,688
NEON Systems, Inc. (a)................................   22,700       1,248,500
Network Appliance, Inc. (a)...........................  100,000       5,062,500
Network Solutions, Inc., Class A (a)..................   40,000       4,230,000
New Era of Networks, Inc. (a).........................  100,000       6,775,000
pcOrder.com, Inc. (a).................................   10,000         566,250
Peregrine Systems, Inc. (a)...........................  180,000       6,052,500
Power Integrations, Inc. (a)..........................  100,000       3,175,000
Qlogic Corp. (a)......................................   45,000       3,020,625
Rational Software Corp. (a)...........................   90,000       2,413,125
SanDisk Corp. (a).....................................   70,000       1,855,000
Sapient Corp. (a).....................................   25,000       1,784,375
SDL, Inc. (a).........................................  100,000       9,075,000
SEI Investments Co....................................   29,700       2,747,250
TSI International Software Ltd. (a)...................   35,000       1,708,438
Tweeter Home Entertainment Group, Inc. (a)............   75,000       2,418,750
Uniphase Corp. (a)....................................   35,000       4,029,375
USWeb Corp. (a).......................................  100,000       4,125,000
VeriSign, Inc. (a)....................................   20,000       3,080,000
VERITAS Software Corp. (a)............................   75,000       6,056,250
Verity, Inc. (a)......................................  125,000       4,187,500
Visual Networks, Inc. (a).............................   30,000       1,121,250
Vitesse Semiconductor Corp. (a).......................   40,000       2,025,000
Waters Corp. (a)......................................   65,000       6,829,062
WebTrends Corp. (a)...................................   26,000       1,264,250

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                     Description                        Shares     Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Xircom, Inc. (a)......................................   75,000    $  1,884,375
Yahoo!, Inc. (a)......................................   20,000       3,367,500
                                                                   ------------
                                                                    196,785,412
                                                                   ------------
TRANSPORTATION 0.6%
Comair Holdings, Inc..................................   60,000       1,417,500
Skywest, Inc..........................................   50,000       1,443,750
                                                                   ------------
                                                                      2,861,250
                                                                   ------------
UTILITIES 4.2%
RF Micro Devices, Inc. (a)............................  144,400      13,817,275
Transwitch Corp. (a)..................................  165,000       7,466,250
                                                                   ------------
                                                                     21,283,525
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS  89.9%
    (Cost $282,529,440)........................................     450,710,903
REPURCHASE AGREEMENT  6.3%
Warburg Dillon Read ($31,740,000 par collaterized by U.S.
  Government obligations in a pooled cash account, dated
  03/31/99, to be sold on 04/01/99 at $31,744,320)
  (Cost $31,740,000)...........................................      31,740,000
                                                                   ------------
TOTAL INVESTMENTS  96.2%
    (Cost $314,269,440)........................................     482,450,903
OTHER ASSETS IN EXCESS OF LIABILITIES  3.8%....................      19,263,051
                                                                   ------------
NET ASSETS  100.0%.............................................    $501,713,954
                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $314,269,440).......................  $482,450,903
Cash........................................................         2,396
Receivables:
  Fund Shares Sold..........................................    26,532,970
  Investments Sold..........................................     5,659,170
  Dividends.................................................         2,200
Unamortized Organizational Costs............................        45,512
Other.......................................................        69,913
                                                              ------------
    Total Assets............................................   514,763,064
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,846,412
  Fund Shares Repurchased...................................     1,172,130
  Distributor and Affiliates................................       518,522
  Investment Advisory Fee...................................       281,407
Accrued Expenses............................................       164,175
Trustees' Deferred Compensation and Retirement Plans........        66,464
                                                              ------------
    Total Liabilities.......................................    13,049,110
                                                              ------------
NET ASSETS..................................................  $501,713,954
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $316,091,885
Net Unrealized Appreciation.................................   168,181,463
Accumulated Net Realized Gain...............................    17,506,863
Accumulated Net Investment Loss.............................       (66,257)
                                                              ------------
NET ASSETS..................................................  $501,713,954
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $242,556,451 and 14,154,257 shares of
    beneficial interest issued and outstanding).............  $      17.14
    Maximum sales charge (5.75%* of offering price).........          1.05
                                                              ------------
    Maximum offering price to public........................  $      18.19
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $231,786,114 and 13,840,712 shares of
    beneficial interest issued and outstanding).............  $      16.75
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $27,371,389 and 1,632,921 shares of
    beneficial interest issued and outstanding).............  $      16.76
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                For the Nine Months Ended March 31, 1999 and the
                            Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                  Nine Months Ended    Year Ended
                                                   March 31, 1999     June 30, 1998
-----------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................   $    680,329       $   595,465
Dividends........................................        137,307           248,561
                                                    ------------       -----------
    Total Income.................................        817,636           844,026
                                                    ------------       -----------
EXPENSES:
Investment Advisory Fee..........................      1,777,939         1,820,687
Distribution (12b-1) and Service Fees (Attributed
  to Classes A, B and C of $261,587, $1,191,530
  and $135,838, respectively, for the nine months
  ended 3/31/99 and $264,715, $1,233,496 and
  $135,103, respectively, for the year ended
  6/30/98).......................................      1,588,955         1,633,314
Shareholder Services.............................      1,088,758         1,106,755
Custody..........................................         18,931             1,659
Amortization of Organizational Costs.............         15,763            20,998
Legal............................................         15,362            15,344
Trustees' Fees and Expenses......................         13,540            23,085
Other............................................        213,216           326,581
                                                    ------------       -----------
    Total Expenses...............................      4,732,464         4,948,423
    Less Fees Waived.............................            -0-           406,180
                                                    ------------       -----------
    Net Expenses.................................      4,732,464         4,542,243
                                                    ------------       -----------
NET INVESTMENT LOSS..............................   $ (3,914,828)      $(3,698,217)
                                                    ============       ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments....................................   $ 17,483,578       $46,196,606
  Futures........................................        123,947               -0-
                                                    ------------       -----------
Net Realized Gain................................     17,607,525        46,196,606
                                                    ------------       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................     70,053,002        39,121,376
  End of the Period..............................    168,181,463        70,053,002
                                                    ------------       -----------
Net Unrealized Appreciation During the Period....     98,128,461        30,931,626
                                                    ------------       -----------
NET REALIZED AND UNREALIZED GAIN.................   $115,735,986       $77,128,232
                                                    ============       ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.......   $111,821,158       $73,430,015
                                                    ============       ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended March 31, 1999 and the
                       Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                        Nine Months Ended    Year Ended      Year Ended
                                          March 31, 1999    June 30, 1998   June 30, 1997
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................    $ (3,914,828)     $ (3,698,217)   $ (1,683,612)
Net Realized Gain/Loss................      17,607,525        46,196,606     (25,868,909)
Net Unrealized Appreciation During the
  Period..............................      98,128,461        30,931,626      39,073,042
                                          ------------      ------------    ------------
Change in Net Assets from
  Operations..........................     111,821,158        73,430,015      11,520,521
                                          ------------      ------------    ------------
Distributions from Net Realized Gain:
  Class A Shares......................      (8,188,984)              -0-             -0-
  Class B Shares......................     (10,090,918)              -0-             -0-
  Class C Shares......................      (1,152,760)              -0-             -0-
                                          ------------      ------------    ------------
    Total Distributions...............     (19,432,662)              -0-             -0-
                                          ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............      92,388,496        73,430,015      11,520,521
                                          ------------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............     293,035,698       165,163,266     183,003,605
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.......      18,218,328               -0-             -0-
Cost of Shares Repurchased............    (184,145,939)     (145,403,812)    (65,305,867)
                                          ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS........................     127,108,087        19,759,454     117,697,738
                                          ------------      ------------    ------------
TOTAL INCREASE IN NET ASSETS..........     219,496,583        93,189,469     129,218,259
NET ASSETS:
Beginning of the Period...............     282,217,371       189,027,902      59,809,643
                                          ------------      ------------    ------------
End of the Period (Including
  accumulated net investment loss of
  $66,257, $51,572 and $34,878,
  respectively).......................    $501,713,954      $282,217,371    $189,027,902
                                          ============      ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                May 29, 1996
                                                                                               (Commencement
                                                                                               of Investment
                                          Nine Months Ended    Year Ended      Year Ended     Operations) to
Class A Shares                            March 31, 1999(b)   June 30, 1998   June 30, 1997    June 30, 1996
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period..........................           $13.676           $9.948          $9.118           $9.430
                                               -------           ------          ------           ------
  Net Investment Loss...............             (.125)           (.135)          (.065)           (.002)
  Net Realized and Unrealized
    Gain/Loss.......................             4.445            3.863            .895            (.310)
                                               -------           ------          ------           ------
Total from Investment Operations....             4.320            3.728            .830            (.312)
Less Distributions from Net Realized
  Gain..............................              .859              -0-             -0-              -0-
                                               -------           ------          ------           ------
Net Asset Value, End of the
  Period............................           $17.137           $13.676         $9.948           $9.118
                                               =======           ======          ======           ======
Total Return (a)....................            33.72%**         37.49%           9.10%           (3.29%)**
Net Assets at End of the Period (In
  millions).........................           $ 242.6           $117.5          $ 84.0           $ 30.3
Ratio of Expenses to Average Net
  Assets*...........................             1.56%            1.44%           1.30%            1.29%
Ratio of Net Investment Loss to
  Average Net Assets*...............            (1.22%)          (1.09%)          (.81%)           (.50%)
Portfolio Turnover..................              126%**           185%            186%               4%**
* If certain expenses had not been
  waived by Van Kampen, Total Return
  would have been lower and the
  ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................               N/A            1.61%           1.61%            2.05%
Ratio of Net Investment Loss to
  Average Net Assets................               N/A           (1.26%)         (1.12%)          (1.25%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                 May 29, 1996
                                                                                                (Commencement
                                                                                                of Investment
                                           Nine Months Ended    Year Ended      Year Ended     Operations) to
           Class B Shares                  March 31, 1999(b)   June 30, 1998   June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $13.461           $9.867          $9.112           $9.430
                                                -------           ------          ------           ------
  Net Investment Loss................             (.197)           (.204)          (.105)           (.006)
  Net Realized and Unrealized
    Gain/Loss........................             4.342            3.798            .860            (.312)
                                                -------           ------          ------           ------
Total from Investment Operations.....             4.145            3.594            .755            (.318)
Less Distributions from Net Realized
  Gain...............................              .859              -0-             -0-              -0-
                                                -------           ------          ------           ------
Net Asset Value, End of the Period...           $16.747           $13.461         $9.867           $9.112
                                                =======           ======          ======           ======
Total Return (a).....................            32.99%**         36.37%           8.34%           (3.39%)**
Net Assets at End of the Period (In
  millions)..........................           $ 231.8           $148.4          $ 94.2           $ 25.5
Ratio of Expenses to Average Net
  Assets*............................             2.33%            2.20%           2.05%            2.06%
Ratio of Net Investment Loss to
  Average Net Assets*................            (1.99%)          (1.85%)         (1.55%)          (1.28%)
Portfolio Turnover...................              126%**           185%            186%               4%**

* If certain expenses had not been
  waived by Van Kampen, Total Return
  would have been lower and the
  ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets.............................               N/A            2.37%           2.35%            2.81%
Ratio of Net Investment Loss to
  Average Net Assets.................               N/A           (2.02%)         (1.86%)          (2.04%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                              May 29, 1996
                                                                                             (Commencement
                                                                                             of Investment
                                         Nine Months Ended    Year Ended      Year Ended     Operations) to
          Class C Shares                 March 31, 1999(b)   June 30, 1998   June 30, 1997   June 30, 1996
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................           $13.470           $9.869          $9.113           $9.430
                                              -------           ------          ------           ------
  Net Investment Loss..............             (.197)           (.203)          (.103)           (.006)
  Net Realized and Unrealized
    Gain/Loss......................             4.348            3.804            .859            (.311)
                                              -------           ------          ------           ------
Total from Investment Operations...             4.151            3.601            .756            (.317)
Less Distributions from Net
  Realized Gain....................              .859              -0-             -0-              -0-
                                              -------           ------          ------           ------
Net Asset Value, End of the
  Period...........................           $16.762           $13.470         $9.869           $9.113
                                              =======           ======          ======           ======
Total Return (a)...................            32.96%**         36.47%           8.34%           (3.39%)**
Net Assets at End of the Period (In
  millions)........................           $  27.4           $ 16.4          $ 10.8           $  3.9
Ratio of Expenses to Average Net
  Assets*..........................             2.33%            2.20%           2.05%            2.05%
Ratio of Net Investment Loss to
  Average Net Assets*..............            (1.98%)          (1.85%)         (1.54%)          (1.28%)
Portfolio Turnover.................              126%**           185%            186%               4%**

* If certain expenses had not been
  waived by Van Kampen, Total
  Return would have been lower and
  the ratios would have been as
  follows:

Ratio of Expenses to Average Net
  Assets...........................               N/A            2.36%           2.35%            2.81%
Ratio of Net Investment Loss to
  Average Net Assets...............               N/A           (2.02%)         (1.85%)          (2.04%)

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A=Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
   The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

                                 March 31, 1999
--------------------------------------------------------------------------------

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Accumulated net realized gain/loss differs for financial and tax reporting purposes as a result of the deferral for tax purposes of losses resulting from wash sales.
    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $314,540,786; the aggregate gross unrealized appreciation is $173,177,065 and the aggregate gross unrealized depreciation is $5,266,948 resulting in net unrealized appreciation on long- and short-term investments of $167,910,117.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the nine months ended March 31, 1999 and for the year ended June 30, 1998 have been identified and appropriately reclassified. For the nine months ended March 31, 1999, a permanent difference related

                                 March 31, 1999
--------------------------------------------------------------------------------

to a net operating loss totaling $3,900,143 has been reclassified from accumulated net investment loss to capital. For the year ended June 30, 1998, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $124,267 has been reclassified from accumulated net realized gains to accumulated net investment loss. The $3,557,256 of remaining tax basis net operating loss was reclassified from accumulated net investment loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                     % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................    .75 of 1%
Next $500 million......................................    .70 of 1%
Over $1 billion........................................    .65 of 1%

    For the year ended June 30, 1998, the Adviser voluntarily waived approximately $406,200 of its investment advisory fees. Van Kampen agreed to waive fees or reimburse certain expenses to the extent necessary so that the net expense based upon average net assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively. This agreement was voluntarily continued through December 31, 1997 and was discontinued on January 1, 1998.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $9,900 and $4,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $92,100 and $86,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $827,300 and $865,100, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    At March 31, 1999, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At March 31, 1999, capital aggregated $157,542,638, $141,372,990 and
$17,176,257 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   16,304,723    $ 225,416,282
  Class B...................................    4,260,040       58,630,954
  Class C...................................      654,046        8,988,462
                                              -----------    -------------
Total Sales.................................   21,218,809    $ 293,035,698
                                              ===========    =============
Dividend Reinvestment:
  Class A...................................      617,711    $   7,881,994
  Class B...................................      748,531        9,356,636
  Class C...................................       78,313          979,698
                                              -----------    -------------
Total Dividend Reinvestment.................    1,444,555    $  18,218,328
                                              ===========    =============
Repurchases:
  Class A...................................  (11,356,554)   $(151,245,333)
  Class B...................................   (2,191,661)     (28,721,224)
  Class C...................................     (315,445)      (4,179,382)
                                              -----------    -------------
Total Repurchases...........................  (13,863,660)   $(184,145,939)
                                              ===========    =============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $77,375,241, $103,908,446 and
$11,600,254 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................    9,586,041    $   113,481,993
  Class B..................................    3,875,397         46,006,833
  Class C..................................      476,868          5,674,440
                                             -----------    ---------------
Total Sales................................   13,938,306    $   165,163,266
                                             ===========    ===============
Repurchases:
  Class A..................................   (9,437,958)   $  (112,683,409)
  Class B..................................   (2,400,562)       (28,531,040)
  Class C..................................     (359,118)        (4,189,363)
                                             -----------    ---------------
Total Repurchases..........................  (12,197,638)   $  (145,403,812)
                                             ===========    ===============

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................    9,770,450    $  92,970,307
  Class B...................................    8,682,864       81,053,761
  Class C...................................      950,840        8,979,537
                                              -----------    -------------
Total Sales.................................   19,404,154    $ 183,003,605
                                              ===========    =============
Repurchases:
  Class A...................................   (4,658,667)   $ (44,877,839)
  Class B...................................   (1,934,698)     (17,864,738)
  Class C...................................     (284,968)      (2,563,290)
                                              -----------    -------------
Total Repurchases...........................   (6,878,333)   $ (65,305,867)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C

                                 March 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                     CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................  5.00%      1.00%
Second................................................  4.00%       None
Third.................................................  3.00%       None
Fourth................................................  2.50%       None
Fifth.................................................  1.50%       None
Sixth and Thereafter..................................   None       None

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $137,300 and $140,600, respectively, and CDSC on redeemed shares of approximately $327,300 and $412,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $445,834,772 and $386,873,307, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,463,505 and $431,097,637, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this

                                 March 31, 1999
--------------------------------------------------------------------------------

instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts for the nine months ended March 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1998..............................       -0-
Futures Opened............................................        33
Futures Closed............................................       (33)
                                                                 ---
Outstanding at March 31, 1999.............................       -0-
                                                                 ===

    There were no transactions in futures contracts for the year ended June 30, 1998.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $341,300 and $983,700, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities Van Kampen Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Aggressive Growth Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
May 3, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $19,432,662 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                   VAN KAMPEN
                               MID CAP VALUE FUND

                                 Annual Report
                                 March 31, 1999

                                   VAN KAMPEN
                                     FUNDS


CHANGE IN FISCAL YEAR END

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the 9-month period commencing on July 1, 1998, and ending on March 31, 1999.





                               TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
Putting Your Fund's Performance in Perspective ............................    3
Portfolio Management Review ...............................................    4
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   15
Report of Independent Accountants .........................................   18






VALF ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
       The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
         To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
         Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
         The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
         A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.

         Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment only a 1.7 percent increase in the consumer price index over the past 12 months contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

MARKET REVIEW
The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak. Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period.

                                                             Continued on page 2
                                       1

         Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

OUTLOOK
         Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

         We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

         Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



/s/ Richard F. Powers III                   /s/ Dennis J. McDonnell
Richard F. Powers III                       Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     o Illustrate the general market environment in which your investments are being managed

     o Reflect the impact of favorable market trends or difficult market conditions

     o Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

         For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500 Index and the Standard & Poor's 400 MidCap Index* over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen Mid Cap Value Fund vs. the Standard & Poor's 500 Index and the Standard & Poor's 400 MidCap Index* (December 27, 1995 through March 31, 1999)


Fund's Total Return
1 Year Total Return = -9.43%
Inception Avg. Annual = 15.62%

     Van Kampen Mid Cap Value Fund
     Standard & Poor's 500 Index
     Standard & Poor's 400 MidCap Index* Index


Month             S&P 500 Index             Mid Cap Value     S&P 400 Midcap
Dec-95             $10,000                  $9,425            $10,000
Jan-96             $10,409                  $9,614            $10,177
Feb-96             $10,482                  $9,887            $10,504
Mar-96             $10,621                  $10,141           $10,659
Apr-96             $10,764                  $10,386           $10,972
May-96             $11,010                  $11,027           $11,103
Jun-96             $11,096                  $10,745           $10,966
Jul-96             $10,589                  $10,179           $10,213
Aug-96             $10,788                  $10,669           $10,786
Sep-96             $11,437                  $11,103           $11,283
Oct-96             $11,736                  $10,867           $11,302
Nov-96             $12,597                  $11,800           $11,921
Dec-96             $12,389                  $12,099           $11,965
Jan-97             $13,149                  $12,387           $12,401
Feb-97             $13,227                  $12,864           $12,282
Mar-97             $12,723                  $12,208           $11,790
Apr-97             $13,466                  $12,457           $12,082
May-97             $14,255                  $13,897           $13,121
Jun-97             $14,940                  $14,225           $13,520
Jul-97             $16,107                  $15,755           $14,841
Aug-97             $15,182                  $15,248           $14,808
Sep-97             $16,057                  $15,983           $15,691
Oct-97             $15,503                  $14,841           $14,992
Nov-97             $16,195                  $14,483           $15,198
Dec-97             $16,516                  $14,582           $15,820
Jan-98             $16,684                  $14,676           $15,504
Feb-98             $17,859                  $16,071           $16,770
Mar-98             $18,815                  $16,704           $17,559
Apr-98             $18,986                  $16,528           $17,863
May-98             $18,629                  $16,013           $17,043
Jun-98             $19,435                  $16,083           $17,183
Jul-98             $19,209                  $15,614           $16,500
Aug-98             $16,409                  $13,316           $13,414
Sep-98             $17,505                  $13,879           $14,701
Oct-98             $18,911                  $14,747           $15,995
Nov-98             $20,029                  $15,708           $16,775
Dec-98             $21,227                  $16,400           $18,837
Jan-99             $22,098                  $16,512           $18,087
Feb-99             $21,384                  $15,507           $17,117
Mar-99             $22,283                  $16,053           $17,635


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of states, as of March 31, 1999, the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

*The Standard & Poor's 500 Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Standard & Poor's 400 MidCap Index was selected to represent a more narrow-based comparison.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN MID CAP VALUE FUND

We recently spoke to the management team of the Van Kampen Mid Cap Value Fund about the key events and economic forces that shaped the markets during the reporting period. The team is led by James A. Gilligan, portfolio manager; Scott Carroll, portfolio comanager; and Stephen L. Boyd, chief investment officer for equity investments.
         The Fund's fiscal year end was recently changed from June 30 to March
31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period commencing on July 1, 1998, to March 31, 1999.

Q HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE PAST NINE MONTHS?

A During the latter half of 1998, global instability continued to cast a pall over the stock market, chasing investors from risk-sensitive securities to the relative safety of large growth stocks and U.S. Treasuries. Although the Dow Jones Industrial Average topped a record-high 9000 late in the summer, it plummeted in the third quarter of 1998 as investor confidence in the global economy was shaken. Calm was restored by three sequential rate cuts by the Federal Reserve Board, which settled the markets and prompted investors to recognize the fundamental strength of the U.S. economy. On this note, the Dow steadily rebounded to its earlier highs. As the reporting period drew to a close, the Dow broke through the 10,000-point ceiling.
         Not surprisingly, large-capitalization stocks outperformed smaller-capitalization stocks in this environment, as investors continued to support established companies with more stable earnings prospects. Mid-cap stocks also lagged large-cap stocks during this time, with the Standard & Poor's 400 MidCap Index returning only 2.63 percent for the nine-month period compared to the Russell 1000 Index's 12.64 percent return. These indices reflect performance for mid- and large-cap stocks, respectively.
The return for the primarily large-cap Dow during this time was 10.78 percent.

Q IN LIGHT OF THESE CIRCUMSTANCES, HOW DID YOU MANAGE THE FUND?

A The high valuations of the general stock market did pose challenges for value-oriented portfolios such as this one, but we were able to identify stocks that met our criteria in sectors that did not fare as well as the overall market. For example, we looked to the energy sector, which was largely depressed by low oil prices for much of the period, and added companies like Apache and Dynegy to the portfolio. When oil prices began to rebound in the wake of an OPEC intervention, these stocks benefited. Apache, a recent addition to the portfolio, was purchased just prior to this resurgence in prices. We were attracted to Dynegy's successful existing energy trading and market business component as well as the potential for growth in its natural gas liquids business.
         Another sector that demonstrated strong rebound capacity was technology. In the second half of 1998, technology stocks emerged from previous problems to capture investors' attention. As some of our holdings in this sector began to realize their value, we monitored their valuations carefully and sold them if we noticed the fundamentals begin to weaken or the valuations move to extreme levels. Micron, formerly one of the portfolio's largest holdings in the technology sector, showed strong improvement during its tenure in the portfolio, but after the stock quadrupled from its lowest price, we decided to liquidate our holding. QualComm, a wireless technology company, posed a similar situation: after positive corporate news prompted this stock to increase in price from our original purchase by approximately 50 percent, we elected to reduce our position in the company.

Q IN WHAT OTHER AREAS DID YOU SEARCH FOR VALUE DURING THE REPORTING PERIOD?

A We maintained our focus on health care, the Fund's largest sector position, which was one of the better-performing sectors in the portfolio. In a market battered by volatility, health-care stocks boasted relatively predictable earnings and were largely isolated from events overseas. We increased the Fund's exposure to HMOs by adding Aetna and United HealthCare to the portfolio. We believe that, after a long period of underperformance, HMO stocks should improve as customer rate increases outweigh projected cost increases. At the same time, we eliminated PacifiCare Health Systems from the portfolio. Although it is also an HMO, this company is primarily a Medicare service provider, and it was not able to implement the same level of rate increases because of government-mandated pricing.
         We held our positions in large pharmaceutical stocks, which continued to perform very well during the period. In particular, Pharmacia & Upjohn benefited after receiving approval for and distributing a new urinary incontinence product.
         Of course, not all the stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q WERE THERE ANY DISAPPOINTMENTS IN THE FUND'S PORTFOLIO?

A The financial sector, the portfolio's third-largest sector, was the source of some volatility during the period. We reduced the Fund's exposure modestly after we became concerned about the ability of a number of emerging markets to satisfy their debt obligations. As a result, we eliminated our holding in Dresdner Bank and reduced our position in Chase Manhattan. However, we renewed our interest in Chase near year-end as the bank reported a record-high fourth quarter return and named a new CEO. We also purchased shares of Bank of Tokyo, which rose in price from $10 to $14 per share.

Q HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A The Fund achieved a nine-month total return of -0.19 percent (Class A shares at net asset value) as of March 31, 1999. In addition, the Fund generated total returns of -9.43 percent, 14.25 percent, and 15.62 percent for 12 months, three years, and the life of the Fund, respectively (Class A shares at maximum sales charge). Past performance does not guarantee future results.
         By comparison, the Standard & Poor's 500 Index returned 14.65 percent for the nine-month reporting period, and the Standard & Poor's 400 MidCap Index, which more closely resembles the Fund, returned 2.63 percent. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the S&P 400 MidCap Index reflects the general performance of mid-cap stocks. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A The U.S. economy continues to show strength, with better-than-expected earnings growth and relatively low inflation. In spite of these conditions and the calmer seas of global finance, we believe that we're dealing with a nervous stock market that doesn't respond well to bad news of any kind. This jittery stock market and a weakened bond market have led us to take a somewhat defensive outlook, and we have positioned the portfolio correspondingly. Of course, we will continue to monitor the markets for changes in the cycle, but our long-term view remains the same. We believe that investors will continue to seek companies with strong fundamentals, promising growth prospects, and attractive valuations. We feel that the Mid Cap Value Fund, with its emphasis on such companies, is well positioned to meet that objective.



/S/ Stephen L. Boyd         /S/ James A. Gilligan       /S/ Scott Carroll
Stephen L. Boyd             James A. Gilligan           Scott Carroll
Chief Investment Officer    Portfolio Manager           Portfolio Comanager
Equity Investments

                          VAN KAMPEN MID CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1999

    Description                                   Shares           Market Value

    Common Stocks 90.7%
    Consumer Distribution  4.3%
    Federated Department Stores, Inc. (a)            790           $     31,699
    Saks, Inc. (a)                                 1,500                 39,000
                                                                   ------------
                                                                         70,699
                                                                   ------------
    Consumer Non-Durables  3.4%
    Philip Morris Cos., Inc.                         670                 23,575
    Whitman Corp.                                  1,850                 31,797
                                                                   ------------
                                                                         55,372
                                                                   ------------
    Consumer Services  1.9%
    Bell & Howell Co. (a)                          1,090                 31,951
                                                                   ------------
    Energy  7.2%
    Apache Corp.                                   1,000                 26,063
    Dynegy Inc.                                    3,000                 42,187
    Nabors Industries, Inc. (a)                      500                  9,094
    Seagull Energy Corp. (a)                       5,900                 40,194
                                                                   ------------
                                                                        117,538
                                                                   ------------
    Finance  14.7%
    Arden Realty, Inc.                             1,200                 26,700
    Bank of Tokyo - Mitsubishi, Ltd. - ADR (Japan) 4,100                 57,656
    Chase Manhattan Corp.                            480                 39,030
    Merrill Lynch & Co., Inc.                        100                  8,844
    MONY Group Inc.                                1,500                 37,312
    Washington Mutual, Inc.                        1,000                 40,875
    XL Capital Ltd. - Class A                        500                 30,375
                                                                   ------------
                                                                        240,792
                                                                   ------------
    Healthcare  19.4%
    Aetna, Inc.                                      450                 37,350
    Beckman Coulter, Inc.                            800                 35,200
    Dura Pharmaceuticals, Inc. (a)                 2,700                 38,138
    Oxford Health Plans, Inc. (a)                  2,800                 43,750
    Pharmacia & Upjohn, Inc.                         500                 31,188
    Schein Pharmaceutical, Inc. (a)                2,000                 26,000
    Teva Pharmaceutical Industries Ltd.
    - ADR (Israel)                                 1,000                 47,437
    United HealthCare Corp.                        1,100                 57,887
                                                                   ------------
                                                                        316,950
                                                                   ------------

                                          See Notes to Financial Statements

                         VAN KAMPEN MID CAP VALUE FUND

                                MARCH 31, 1999

    Description                                    Shares           Market Value

    Producer Manufacturing  7.9%
    International Game Technology                  1,800           $     26,212
    Koninklijke Philips Electronics N.V. -
    N.Y. Registered Shares (Netherlands)             200                 16,488
    Minnesota Mining & Manufacturing Co.             600                 42,450
    Waste Management, Inc.                           990                 43,931
                                                                   ------------
                                                                        129,081
                                                                   ------------
    Raw Materials/Processing Industries  4.9%
    Boise Cascade Corp.                            1,300                 41,925
    Raychem Corp.                                  1,700                 38,356
                                                                   ------------
                                                                         80,281
                                                                   ------------
    Technology  12.2%
    Adaptec, Inc. (a)                                800                 18,250
    Adobe Systems, Inc.                              900                 51,075
    Alcatel SA - ADR (France)                        200                  4,563
    First Data Corp.                               1,000                 42,750
    QUALCOMM, Inc. (a)                               200                 24,875
    Quantum Corp. (a)                                800                 14,400
    SunGard Data Systems, Inc. (a)                 1,100                 44,000
                                                                   ------------
                                                                        199,913
                                                                   ------------
    Utilities  14.8%
    GPU, Inc.                                        800                 29,850
    Illinova Corp.                                 1,000                 21,188
    NCR Corp. (a)                                  1,200                 60,000
    Niagara Mohawk Holdings Inc. (a)               5,200                 69,875
    Northeast Utilities (a)                        2,400                 33,300
    Texas Utilities Co.                              700                 29,181
                                                                   ------------
                                                                        243,394
                                                                   ------------

    Total Investments  90.7%                                          1,485,971
    (Cost $1,352,906)

    Other Assets in Excess of Liabilities  9.3%                         152,192
                                                                   ------------
    Net Assets    100.0%                                           $  1,638,163
                                                                   ------------
    (a) Non-income producing security as this stock currently does not declare dividends.

    ADR - American Depository Receipt.


                                               See Notes to Financial Statements

                         VAN KAMPEN MID CAP VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999
ASSETS:

         Total Investments (Cost $1,352,906)                                                           $ 1,485,971
         Cash                                                                                              151,260
         Receivables:
              Investments Sold                                                                              30,791
              Expense Reimbursement From Adviser                                                            15,964
              Dividends                                                                                      2,435
              Fund Shares Sold                                                                                  50
         Unamortized Organizational Costs                                                                   14,102
         Other                                                                                               1,441
                                                                                                      ------------
                           Total Assets                                                                  1,702,014
                                                                                                      ------------
LIABILITIES:

         Trustees' Deferred Compensation and Retirement Plans                                               37,208
         Payable to Distributor and Affiliates                                                              11,334
         Audit Fees                                                                                          8,310
         Custody                                                                                             2,815
         Other Accrued Expenses                                                                              4,184
                                                                                                      ------------

                           Total Liabilities                                                                63,851
                                                                                                      ------------

NET ASSETS                                                                                             $ 1,638,163
                                                                                                      ============

NET ASSETS CONSIST OF:
         Capital                                                                                       $ 1,499,291
         Net Unrealized Appreciation                                                                       133,065
         Accumulated Net Realized Gain                                                                      32,837
         Accumulated Net Investment Loss                                                                   (27,030)
                                                                                                      ------------

NET ASSETS                                                                                             $ 1,638,163
                                                                                                      ============

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of
                  $1,428,063 and 110,306 shares of beneficial interest issued and outstanding)         $     12.95
                  Maximum sales charge (5.75%* of offering price)                                             0.79
                                                                                                      ------------

                  Maximum offering price to public                                                     $     13.74
                                                                                                      ============

         Class B Shares:
                  Net asset value and offering price per share (Based on net assets of $105,041
                  and 8,111 shares of beneficial interest issued and outstanding)                      $     12.95
                                                                                                      ============

         Class C Shares:
                  Net asset value and offering price per share (Based on net assets of $105,059
                  and 8,111 shares of beneficial interest issued and outstanding)                      $     12.95
                                                                                                     ============

                  * On sales of $50,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements
                                       9

                         VAN KAMPEN MID CAP VALUE FUND

                            STATEMENT OF OPERATIONS
                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998

                                                                                                 Nine Months Ended        Year Ended
                                                                                                    March 31, 1999     June 30, 1998
INVESTMENT INCOME:
         Dividends                                                                                       $  12,288        $  15,205
                                                                                                         ---------        ---------

EXPENSES:
         Accounting                                                                                         33,927           29,582
         Shareholder Reports                                                                                20,476           20,885
         Trustees' Fees and Expenses                                                                        13,034            7,383
         Custody                                                                                            11,282            4,623
         Shareholder Services                                                                               11,265           16,558
         Audit                                                                                               9,506           11,991
         Investment Advisory Fee                                                                             8,855           12,163
         Amortization of Organizational Costs                                                                6,003            7,997
         Legal                                                                                               3,891            5,184
         Other                                                                                               6,019            9,548
                                                                                                         ---------        ---------
             Total Expenses                                                                                124,258          125,914
             Less: Fees Waived and Expenses Reimbursed ($8,855 and $97,204 respectively, for the nine months ended March 31,
                              1999 and $12,163 and $90,382,
                              respectively, for the year ended
                              June 30, 1998)
                                                                                                           106,059          102,545
                                    Credits Earned on Cash Balances                                          2,850            2,286
                                                                                                         ---------        ---------
                           Net Expenses                                                                     15,349           21,083
                                                                                                         ---------        ---------

NET INVESTMENT LOSS                                                                                      $  (3,061)       $  (5,878)
                                                                                                         =========        =========


REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                                                               $  34,570        $ 240,590
                                                                                                         ---------        ---------

         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                                                                  168,091          206,246
                  End of the Period                                                                        133,065          168,091
                                                                                                         ---------        ---------
         Net Unrealized Depreciation During the Period                                                     (35,026)         (38,155)
                                                                                                         ---------        ---------

NET REALIZED AND UNREALIZED GAIN/LOSS                                                                    $    (456)       $ 202,435
                                                                                                         =========        =========

NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS                                                      $  (3,517)       $ 196,557
                                                                                                         =========        =========

                                               See Notes to Financial Statements

                         VAN KAMPEN MID CAP VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                    For the Nine Months Ended March 31, 1999
                   and the Years Ended June 30, 1998 and 1997

                                                                                  Nine Months
                                                                                        Ended         Year Ended          Year Ended
                                                                               March 31, 1999      June 30, 1998       June 30, 1997
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                               $    (3,061)       $    (5,878)       $    (1,438)
Net Realized Gain                                                                      34,570            240,590             64,043
Net Unrealized Appreciation/Depreciation During the Period                            (35,026)           (38,155)           185,690
                                                                                  -----------        -----------        -----------

Change in Net Assets from Operations                                                   (3,517)           196,557            248,295
                                                                                  -----------        -----------        -----------

Distributions in Excess of Net Investment Income:
    Class A Shares                                                                     (2,858)            (9,412)              (174)
    Class B Shares                                                                       (210)              (666)              (111)
    Class C Shares                                                                       (210)              (666)              (111)
                                                                                  -----------        -----------        -----------
                                                                                       (3,278)           (10,744)              (396)
                                                                                  -----------        -----------        -----------

Distributions from and in Excess of Net Realized Gain:
    Class A Shares                                                                    (73,579)          (192,785)            (6,330)
    Class B Shares                                                                     (5,411)           (13,647)            (4,004)
    Class C Shares                                                                     (5,411)           (13,647)            (4,004)
                                                                                  -----------        -----------        -----------
                                                                                      (84,401)          (220,079)           (14,338)
                                                                                  -----------        -----------        -----------

Total Distributions                                                                   (87,679)          (230,823)           (14,734)
                                                                                  -----------        -----------        -----------


NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                   (91,196)           (34,266)           233,561
                                                                                  -----------        -----------        -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                                 350              1,196          1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment                         87,679            230,823              2,074
Cost of Capital Stock Repurchased                                                         -0-            (57,633)               -0-
                                                                                  -----------        -----------        -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                     88,029            174,386          1,002,074
                                                                                  -----------        -----------        -----------

TOTAL INCREASE/DECREASE IN NET ASSETS                                                  (3,167)           140,120          1,235,635

NET ASSETS:
Beginning of the Period                                                             1,641,330          1,501,210            265,575
                                                                                  -----------        -----------        -----------

End of the Period (Including accumulated net investment
         loss of $27,030, $20,691 and $4,069 respectively)                        $ 1,638,163        $ 1,641,330        $ 1,501,210
                                                                                  ===========        ===========        ===========

                                               See Notes to Financial Statements
                                       11

                         VAN KAMPEN MID CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                     December 27,
                                                                                                                             1995
                                                                                                                    (Commencement
                                                                         Nine Months                                of Investment
                                                                               Ended       Year Ended     Year Ended  Operations)
                                                                      March 31, 1999    June 30, 1998  June 30, 1997  to June 30,
CLASS A SHARES                                                                                                               1996

Net Asset Value, Beginning of the Period                              $       13.719     $     14.321   $     11.409   $   10.000
                                                                      --------------   -------------- -------------- ------------

         Net Investment Income/Loss                                           (0.013)          (0.032)        (0.014)       0.018
         Net Realized and Unrealized Gain/Loss                                (0.027)           1.633          3.559        1.391
                                                                      --------------   -------------- -------------- ------------

Total from Investment Operations                                              (0.040)           1.601          3.545        1.409
                                                                      --------------   -------------- -------------- ------------

Less:
         Distributions in Excess of Net Investment Income                      0.027            0.103          0.017          -0-
         Distributions from Net Realized Gain                                  0.706            2.100          0.616          -0-
                                                                      --------------   -------------- -------------- ------------
Total Distributions                                                            0.733            2.203          0.633          -0-
                                                                      --------------   -------------- -------------- ------------

Net Asset Value, End of the Period                                    $       12.946     $     13.719   $     14.321   $   11.409
                                                                      ==============   ============== ============== ============


Total Return * (a)                                                             (0.19)%**        13.06%         32.39%       14.00%**

Net Assets at End of the Period (In thousands)                        $      1,428.1     $    1,430.7   $    1,315.0   $    117.2

Ratio of Expenses to Average Net Assets* (b)                                    1.54%            1.44%          1.48%        1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                     (0.26)%          (0.36)%        (0.31)%       0.38%

Portfolio Turnover                                                                70%**           109%            85%          41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                    10.52%            7.76%         17.19%       17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                      (9.24)%          (6.69)%       (16.01)%     (15.81)%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .24%, .14%, .18% and .08% for the periods ended on March 31, 1999, June 30, 1998, June 30, 1997 and June 30, 1996 respectively.

                                               See Notes to Financial Statements
                                       12

                         VAN KAMPEN MID CAP VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                             December 27, 1995
                                                                                                              (Commencement of
                                                                            Nine Months                             Investment
                                                                                  Ended     Year Ended  Year Ended Operations)
                                                                              March 31,       June 30,    June 30, to June 30,
CLASS B SHARES                                                                     1999           1998        1997        1996
Net Asset Value, Beginning of the Period                                   $     13.724      $  14.327    $ 11.410    $ 10.000
                                                                           ------------   ------------ ----------- -----------

         Net Investment Income/Loss                                              (0.014)        (0.027)     (0.017)      0.024
         Net Realized and Unrealized Gain/Loss                                   (0.027)         1.626       3.567       1.386
                                                                           ------------   ------------ ----------- -----------

Total from Investment Operations                                                 (0.041)         1.599       3.550       1.410
                                                                           ------------   ------------ ----------- -----------

Less:
         Distributions in Excess of Net Investment Income                         0.027          0.102       0.017         -0-
         Distributions from Net Realized Gain                                     0.706          2.100       0.616         -0-
                                                                           ------------   ------------ ----------- -----------
Total Distributions                                                               0.733          2.202       0.633         -0-
                                                                           ------------   ------------ ----------- -----------

Net Asset Value, End of the Period                                         $     12.950      $  13.724    $ 14.327    $ 11.410
                                                                           ============   ============ =========== ===========

Total Return * (a)                                                                (0.19)%**      12.98%      32.48%      14.00%**

Net Assets at End of the Period (In thousands)                             $      105.0      $   105.3    $   93.1    $   74.2

Ratio of Expenses to Average Net Assets* (b)                                       1.54%          1.44%       1.48%       1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                        (0.26)%        (0.36)%     (0.14)%      0.44%

Portfolio Turnover                                                                   70%**         109%         85%         41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                       10.52%          7.76%      17.19%      17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                         (9.24)%        (6.69)%    (15.79)%    (15.75)%

**   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .24%, .14%, .18% and .08% for the periods ended on March 31, 1999, June 30, 1998, June 30, 1997 and June 30, 1996 respectively.

                                               See Notes to Financial Statements
                                       13

                         VAN KAMPEN MID CAP VALUE FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                             December 27, 1995
                                                                                                                 (Commencement
                                                                           Nine Months                           of Investment
                                                                                 Ended     Year Ended   Year Ended  Operations)
                                                                             March 31,       June 30,     June 30, to June 30,
CLASS C SHARES                                                                    1999           1998         1997        1996
Net Asset Value, Beginning of the Period                                  $     13.726      $  14.327    $ 11.410     $ 10.000
                                                                          ------------   ------------ -----------  -----------

         Net Investment Income/Loss                                             (0.014)        (0.026)     (0.017)       0.024
         Net Realized and Unrealized Gain/Loss                                  (0.026)         1.627       3.567        1.386
                                                                           ------------   ------------ ----------- -----------
Total from Investment Operations                                                (0.040)         1.601       3.550        1.410
                                                                           ------------   ------------ ----------- -----------

Less:
         Distributions in Excess of Net Investment Income                        0.027          0.102       0.017          -0-
         Distributions from Net Realized Gain                                    0.706          2.100       0.616          -0-
                                                                           ------------   ------------ ----------- -----------
Total Distributions                                                              0.733          2.202       0.633          -0-
                                                                           ------------   ------------ ----------- -----------

Net Asset Value, End of the Period                                        $     12.953      $  13.726    $ 14.327     $ 11.410
                                                                          ============   ============ ===========  ===========



Total Return * (a)                                                               (0.26)%**      13.06%      32.48%       14.00%**

Net Assets at End of the Period (In thousands)                            $      105.1      $   105.3    $   93.1     $   74.2

Ratio of Expenses to Average Net Assets* (b)                                      1.54%          1.44%       1.48%        1.38%

Ratio of Net Investment Income/Loss to Average Net Assets*                       (0.26)%        (0.36)%     (0.14)%       0.44%

Portfolio Turnover                                                                  70%**         109%         85%          41%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)                                      10.52%          7.76%      17.19%       17.57%

Ratio of Net Investment Income/Loss to Average Net Assets                        (9.24)%        (6.68)%    (15.79)%     (15.75)%

**   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .24%, .14%, .18% and .08% for the periods ended on March 31, 1999, June 30, 1998, June 30, 1997 and June 30, 1996 respectively.

                                               See Notes to Financial Statements

                         VAN KAMPEN MID CAP VALUE FUND

                         Notes to Financial Statements
                                 March 31, 1999



1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Mid Cap Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.
         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
         The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight-line basis over the 60-month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial purposes primarily as a result of wash sales at March 31, 1999.
         At March 31, 1999, for federal income tax purposes, the cost of long-term investments is $1,353,300; the aggregate gross unrealized appreciation is $214,819 and the aggregate gross unrealized depreciation is $82,148, resulting in net unrealized appreciation of $132,671.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

G. EXPENSE REDUCTIONS - During the nine months ended March 31, 1999 and the year ended June 30, 1998, respectively, the Fund's custody fee was reduced by $2,850 and $2,286, respectively, as a result of credits earned on overnight cash balances.

                         VAN KAMPEN MID CAP VALUE FUND

                                 March 31, 1999





2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                        % Per Annum
---------------------------           ----------------
First $500 million                               .75%
Next $500 million                                .70%
Over $1 billion                                  .65%

         For the nine months ended March 31, 1999 and the year ended June 30, 1998 the Adviser voluntarily capped the expenses of the Fund at 1.30% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $8,855 and $12,163, respectively, of its investment advisory fees and assumed $97,204 and $90,382, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
         For the nine months ended March 31, 1999 and the year ended June 30, 1998, respectively, the Fund incurred expenses of approximately $3,900 and $5,200, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
        For the nine months ended March 31, 1999 and the year ended June 30, 1998, respectively, the Fund incurred expenses of approximately $33,900 and $29,600, respectively, representing Van Kampen's cost of providing accounting services to the Fund. All of this cost has been assumed by Van Kampen.
         Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, respectively, the Fund recognized expenses of approximately $10,800 and $15,000, respectively. All of this cost has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
         Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
         The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

         At March 31, 1999, Van Kampen owned 110,271 shares of Class A, 8,111 shares of Class B, and 8,111 shares of Class C.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
         At March 31, 1999, capital aggregated $1,328,351, $86,018 and $84,922 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                     Shares        Value
                                                   ---------    -----------
Sales:
Class A                                                  26       $    350
                                                   ---------    -----------
Total Sales                                              26       $    350
                                                   =========    ===========
Dividend Reinvestment:
Class A                                               5,995       $ 76,436
Class B                                                 441          5,621
Class C                                                 441          5,622
                                                   ---------    -----------
Total Dividend Reinvestment                           6,877       $ 87,679
                                                   =========    ===========

         At June 30, 1998, capital aggregated $1,251,565, $80,397 and $79,300 for Classes A, B and C, respectively. For the twelve months ended June 30, 1998, transactions were as follows:


                                                     Shares        Value
                                                   ---------    -----------
Sales:
Class A                                                   7       $    100
Class B                                                   0          1,096
                                                   ---------    -----------
Total Sales                                               7       $  1,196
                                                   =========    ===========

Dividend Reinvestment:
Class A                                               16,533      $202,198
Class B                                                1,170        14,313
Class C                                                1,170        14,312
                                                   ---------    -----------
Total Dividend Reinvestment                           18,873      $230,823
                                                   =========    ===========
Shares Repurchased:
Class A                                               (4,076)     $(57,633)
                                                   =========    ===========

                         VAN KAMPEN MID CAP VALUE FUND

                                 March 31, 1999




         At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for Classes A, B, and C respectively. For the year ended June 30, 1997, transactions were as follows:

                                                     Shares        Value
                                                   ---------    -----------
Sales:
Class A                                              81,367     $1,000,000
                                                   =========    ===========
Dividend Reinvestment:
Class A                                                 177         $2,074
                                                   =========    ===========

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                            Contingent Deferred
                                               Sales Charge
Value Year of Redemption             Class B Shares      Class C
----------------------------------------------------------------
First                                         5.00%        1.00%
Second                                        4.00%         None
Third                                         3.00%         None
Fourth                                        2.50%         None
Fifth                                         1.50%         None
Sixth and Thereafter                           None         None

4. INVESTMENT TRANSACTIONS

For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $1,048,821 and $1,141,341 respectively. For the year ended June 30, 1998, the cost of purchases and proceeds of sales of investments, excluding short-term investments were $1,697,057 and $1,565,249 respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
         The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund, as the Fund is currently owned solely by affiliated persons.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Mid Cap Value Fund:


We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Value Fund (the iFundi), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999, and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid Cap Value Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.




                                                                        KPMG LLP



Chicago, Illinois
May 10, 1999

Van Kampen Mid Cap Value Fund
Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman
Paul G. Yovovich

Officers

Dennis J. McDonnell*
    President

John L. Sullivan*
    Vice President, Treasurer and
    Chief Financial Officer

Curtis W. Morell*
    Vice President and Chief Accounting Officer

Tanya M. Loden*
    Controller

Peter W. Hegel*
Paul R. Wolkenberg*
Edward C. Wood, III*
   Vice Presidents

Investment Adviser
Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Distributor

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

                      Tax Notice to Corporate Shareholders

   For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $39,204 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution. For corporate shareholders, 6.69% of distributions qualify for the dividend received deductions.


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that is uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                   VAN KAMPEN
                                 GREAT AMERICAN
                                 COMPANIES FUND





                                 Annual Report
                                 March 31, 1999










                                   VAN KAMPEN
                                     FUNDS





                                TABLE OF CONTENTS


Letter to Shareholders ....................................................    1
Putting Your Fund's Performance in Perspective ............................    3
Portfolio Management Review ...............................................    4
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   16
Report of Independent Accountants .........................................   19


GAC ANR 5/99

CHANGE IN FISCAL YEAR END


On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the 9-month period commencing on July 1, 1998, and ending on March 31, 1999.

                             Letter to Shareholders

April 20, 1999

Dear Shareholder,

         The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
         To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
         Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
         The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
         A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
         Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

MARKET REVIEW
         The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak. Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period.


                                                             Continued on page 2

Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

OUTLOOK
         Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
         We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
         Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

/s/ Richard F. Powers III                 /s/ Dennis J. McDonnell
Richard F. Powers III                     Dennis J. McDonnell
Chairman                                  President
Van Kampen Investment Advisory Corp.      Van Kampen Investment Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     - Illustrate the general market environment in which your investments are being managed

     - Reflect the impact of favorable market trends or difficult market conditions

     - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

         For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500 Index and the Lipper Growth Fund Index over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

         GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
         Van Kampen Great American Companies Fund vs. the Standard & Poor's 500 Index and the Lipper Growth Fund Index (December 27, 1995 through March 31, 1999)


Fund's Total Return
1 Year Total Return = 16.79%
Inception Avg. Annual = 27.59%


                    Van Kampen Great American Companies Fund
                        Standard & Poor's 500 Stock Index
                            Lipper Growth Fund Index

Month              S&P 500 Index            GAC               Lipper Growth
Dec-95             $10,000                  $9,425            $10,000
Jan-96             $10,409                  $9,925            $10,242
Feb-96             $10,482                  $10,217           $10,402
Mar-96             $10,621                  $10,603           $10,451
Apr-96             $10,764                  $10,773           $10,713
May-96             $11,010                  $10,933           $10,903
Jun-96             $11,096                  $10,943           $10,796
Jul-96             $10,589                  $10,377           $10,212
Aug-96             $10,788                  $10,754           $10,516
Sep-96             $11,437                  $11,310           $11,103
Oct-96             $11,736                  $11,433           $11,263
Nov-96             $12,597                  $12,290           $11,975
Dec-96             $12,389                  $12,311           $11,748
Jan-97             $13,149                  $12,809           $12,364
Feb-97             $13,227                  $12,829           $12,269
Mar-97             $12,723                  $12,463           $11,708
Apr-97             $13,466                  $12,971           $12,223
May-97             $14,255                  $13,754           $13,069
Jun-97             $14,940                  $14,476           $13,557
Jul-97             $16,107                  $15,553           $14,681
Aug-97             $15,182                  $14,760           $14,138
Sep-97             $16,057                  $15,564           $14,946
Oct-97             $15,503                  $15,208           $14,464
Nov-97             $16,195                  $15,503           $14,796
Dec-97             $16,516                  $15,998           $15,046
Jan-98             $16,684                  $15,847           $15,147
Feb-98             $17,859                  $17,075           $16,215
Mar-98             $18,815                  $17,863           $16,908
Apr-98             $18,986                  $18,025           $17,090
May-98             $18,629                  $17,770           $16,671
Jun-98             $19,435                  $18,685           $17,391
Jul-98             $19,209                  $18,164           $17,207
Aug-98             $16,409                  $14,851           $14,444
Sep-98             $17,505                  $15,998           $15,407
Oct-98             $18,911                  $16,936           $16,473
Nov-98             $20,029                  $17,979           $17,455
Dec-98             $21,227                  $20,470           $18,914
Jan-99             $22,098                  $21,678           $19,721
Feb-99             $21,384                  $20,847           $19,047
Mar-99             $22,283                  $22,133           $19,874


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of states, as of March 31, 1999, the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

We recently spoke to the management team of the Van Kampen Great American Companies Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Jeff D. New, portfolio manager; Michael Davis and Mary Jayne Maly, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
         The Fund's fiscal year end was recently changed from June 30 to March
31. Going forward, your annual reports will be dated March 31, and your semiannual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

Q COULD YOU TALK BRIEFLY ABOUT THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD AND HOW IT AFFECTED THE FUND?

A The stock market was extremely volatile during the reporting period, plummeting in the third quarter of 1998 but staging an impressive recovery that left the Dow Jones Industrial Average hovering just below 10,000-a milestone it surpassed in the period's final week. The stock market's rise could be attributed primarily to sustained U.S. economic growth and low inflation. Large-cap growth stocks continued to be the primary beneficiaries of the market rise; small- and mid-cap stocks did not do as well. This was a favorable environment for the Fund, which invests the majority of its assets in established, large-cap companies.

Q GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A The Fund invests primarily in U.S. companies that have been market leaders in their respective industries. We believe these companies will be able to sustain their position and produce superior performance over time. Although quality is a primary consideration, we also evaluate potential holdings for attractive valuations relative to their growth rates. In this volatile market environment, we are maintaining our investment strategy because we believe it is especially important to uphold a consistent discipline during changing market conditions.

Q WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A Some of our most successful stocks were technology companies we believed would benefit from the Internet and computing boom. Internet service provider America Online, which we purchased during the reporting period, saw its stock price skyrocket and become the Fund's largest holding. EMC, which provides data storage solutions to major corporations, was another extremely successful investment for the Fund, up 193 percent during the reporting period. Computer networking leader Cisco Systems also thrived; its stock price rose by 83 percent.

Cable and media company Time Warner also benefited from the Internet's increasing significance, as companies that own residential cable connections have enormous opportunities to provide access to high-speed computer networks.

Time Warner's stock price rose significantly during the period, helping the Fund.

         Retail holdings also benefited the Fund, particularly once we moved beyond the difficult third quarter of 1998. Companies such as Wal-Mart, Home Depot, and Lowe's all enjoyed good performance during the reporting period. Other companies whose performance boosted the Fund's return were financial services company Providian Financial and leading biotechnology firm Amgen.

         Of course, not all the stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q DID ANY STOCKS HURT THE FUND?

A Stocks in the area of health care services had the most significant negative impact on the Fund's performance. Two primary factors fueled these companies' stock price declines. First, many companies in this sector have seen their profits squeezed because of their inability to keep pace with increasing health care costs. Second, changes in Medicare regulations and some instances of Medicare fraud have plagued the industry. Investors have generally been wary of this sector, even though most of the companies--including the ones we owned-- have not been shown to have committed any wrongdoing. Some of the health care companies that hurt the Fund were United HealthCare, Total Renal Care, HealthSouth, and Tenet Healthcare. Because of the industry's declining fundamentals, we sold these four companies during the reporting period.
         Despite the mostly positive performance of technology companies, some software companies faced the possibility of declining demand for their products as businesses ease software spending to focus their resources on the year 2000 problem. BMC Software and Compuware had a negative impact on the Fund during the reporting period. BMC stock lost 27 percent of its value, while Compuware stock declined 2 percent.
         Other stocks that we sold during the period due to disappointing performance and weak fundamentals were financial services firm Conseco and food and tobacco conglomerate Philip Morris.

Q HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A Overall, during the reporting period, the Fund had a total return of 18.45 percent (Class A shares at net asset value). In addition, the Fund generated total returns of 16.79 percent, 25.29 percent, and 27.59 percent for 12 months, three years, and the life of the Fund, respectively (Class A shares at maximum sales charge). Past performance does not guarantee future results.

By comparison, the Standard & Poor's 500 Index had a return of 14.65 percent, while the Lipper Growth Fund Index, which more closely resembles the Fund, had a return of 14.27 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

A We basically expect more of the same--continued economic growth and low inflation. Even with robust domestic economic growth, however, growth in corporate profits is slowing and weak overall because of strong competition in many industries. Our goal is to own those companies that we believe will produce significantly above-average earnings growth in an increasingly competitive environment.

Large-cap stocks have performed very well over the past few years--due partly to large companies increasing their dominance in many industries. We expect this condition to continue for the foreseeable future, although we are somewhat concerned about the extreme gap between valuations of large-cap stocks versus small- and mid-cap stocks; large-company valuations are generally high by historical standards, while small- to mid-sized company valuations are generally low. The Fund has most of its assets invested in larger-cap stocks, so if valuations return to more traditional levels, the Fund's future performance may be affected.


/s/ Jeff D. New                             /s/ Michael Davis
Jeff D. New                                 Michael Davis
Portfolio Manager                           Portfolio Comanager



/s/ Mary Jayne Maly                         /s/ Stephen L. Boyd
Mary Jayne Maly                             Stephen L. Boyd
Portfolio Comanager                         Chief Investment Officer
                                            Equity Investments

Van Kampen Great American Companies Fund

Portfolio of Investments
         March 31, 1999

Description                                                Shares   Market Value

Common Stocks 96.9%
Consumer Distribution 12.6%
Dayton Hudson Corp.                                           400       $ 26,650
Home Depot, Inc.                                              500         31,125
Kroger Co. (a)                                                400         23,950
Lowe's Cos., Inc.                                             800         48,400
Safeway, Inc. (a)                                             500         25,655
TJX Cos., Inc.                                              1,000         34,000
Tricon Global Restaurants, Inc. (a)                           600         42,150
Wal-Mart Stores, Inc.                                         500         46,094
                                                                        --------
                                                                         278,024
                                                                        --------

Consumer Durables 1.5%
Ford Motor Co.                                                600         34,050
                                                                        --------

Consumer Non-Durables 2.8%
Anheuser Busch Cos., Inc.                                     500         38,094
Clorox Co.                                                    200         23,438
                                                                        --------
                                                                          61,532
                                                                        --------

Consumer Services 13.4%
Brinker International, Inc. (a)                               600         15,488
CBS Corp.                                                     900         36,844
Chancellor Media Corp., Class A (a)                           200          9,425
Comcast Corp., Class A                                        300         18,881
Cox Communications, Inc., Class A (a)                         600         45,375
Fox Entertainment Group, Inc., Class A (a)                  1,000         27,125
Omnicom Group, Inc.                                           700         55,956
Time Warner, Inc.                                             800         56,850
Univision Communications, Inc. (a)                            600         30,000
                                                                        --------
                                                                         295,944
                                                                        --------

Energy 1.9%
Enron Corp.                                                   600         38,550
Halliburton Co.                                               100          3,850
                                                                        --------
                                                                          42,400
                                                                        --------

                                               See Notes to Financial Statements

Van Kampen Great American Companies Fund

March 31, 1999

Description                                                Shares   Market Value

Finance 12.5%
American General Corp.                                        300       $ 21,150
American International Group, Inc.                            200         24,125
Chase Manhattan Corp.                                         300         24,394
Citigroup, Inc.                                               350         22,356
Equitable Cos., Inc.                                          400         28,000
Fifth Third Bancorp                                           100          6,594
Firstar Corp.                                                 300         26,850
J.P. Morgan & Co., Inc.                                       200         24,675
Marsh & McLennan Cos., Inc.                                   300         22,256
Mellon Bank Corp.                                             100          7,038
Merrill Lynch & Co., Inc.                                     200         17,688
PNC Bank Corp.                                                400         22,225
Providian Financial Corp.                                     200         22,000
State Street Corp.                                            100          8,219
                                                                        --------
                                                                         277,570
                                                                        --------

Healthcare 16.3%
Abbott Laboratories, Inc.                                     600         28,088
American Home Products Corp.                                  500         32,625
Amgen, Inc. (a)                                               800         59,900
Baxter International, Inc.                                    250         16,500
Bristol-Myers Squibb Co.                                      600         38,588
Cardinal Health, Inc.                                         300         19,800
Eli Lilly & Co.                                               400         33,950
Guidant Corp.                                                 400         24,200
Johnson & Johnson                                             200         18,738
Pfizer, Inc.                                                  200         27,750
Schering Plough Corp.                                         600         33,188
Warner Lambert Co.                                            400         26,475
                                                                        --------
                                                                         359,802
                                                                        --------

Producer Manufacturing 3.9%
Republic Services, Inc., Class A (a)                          700         11,331
Tyco International, Ltd.                                      350         25,113
United Technologies Corp.                                     200         27,088
Waste Management, Inc.                                        500         22,188
                                                                        --------
                                                                          85,720
                                                                        --------

                                               See Notes to Financial Statements
                                       8

Van Kampen Great American Companies Fund

March 31, 1999

Description                                               Shares    Market Value

Raw Materials/Processing Industries 1.6%
Georgia Pacific Group                                        300      $   22,275
Temple Inland, Inc.                                          200          12,550
                                                                      ----------
                                                                          34,825
                                                                      ----------

Technology 24.9%
America Online, Inc. (a)                                   1,220         178,120
Applied Materials, Inc. (a)                                  300          18,506
Ascend Communications, Inc. (a)                              300          25,106
BMC Software, Inc. (a)                                       400          14,825
Cisco Systems, Inc. (a)                                      450          49,303
Citrix Systems, Inc. (a)                                     600          22,875
Compuware Corp. (a)                                          800          19,100
EMC Corp. (a)                                                500          63,875
Intel Corp.                                                  350          41,606
International Business Machines Corp.                        150          26,588
Microsoft Corp. (a)                                          600          53,775
Oracle Corp. (a)                                             650          17,144
Texas Instruments, Inc.                                      200          19,850
                                                                      ----------
                                                                         550,673
                                                                      ----------

Transportation 1.0%
Kansas City Southern Industries, Inc.                        400          22,800
                                                                      ----------

Utilities 4.5%
ALLTEL Corp.                                                 500          31,188
AT & T Corp.                                                 200          15,963
MCI Worldcom, Inc. (a)                                       300          26,569
SBC Communications, Inc.                                     550          25,919
                                                                      ----------
                                                                          99,639
                                                                      ----------


Total Investments 96.9%
         (Cost $1,454,274)                                             2,142,979
Other Assets in Excess of Liabilities 3.1%                                68,621
                                                                      ----------
Net Assets 100.0%                                                     $2,211,600
                                                                      ==========

(a) Non-income producing security as this stock does not currently declare dividends.

                                               See Notes to Financial Statements
                                       9

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999

ASSETS:

Total Investments (Cost $1,454,274)                                  $2,142,979
Cash                                                                     96,366
Receivables:
         Investments Sold                                                56,864
         Expense Reimbursement from Adviser                              16,194
         Dividends                                                        1,132
Unamortized Organizational Costs                                         14,102
Other                                                                     1,129
                                                                     -----------
                  Total Assets                                        2,328,766
                                                                     -----------
LIABILITIES:

Payable for Investments Purchased                                        49,113
Trustees' Deferred Compensation and Retirement Plans                     37,585
Accrued Expenses                                                         17,469
Distributor and Affiliates                                               12,999
                                                                     -----------
                  Total Liabilities                                     117,166
                                                                     -----------
NET ASSETS                                                           $2,211,600
                                                                     ===========

NET ASSETS CONSIST OF:
Capital                                                              $1,590,553
Net Unrealized Appreciation                                             688,705
Accumulated Net Investment Loss                                         (32,091)
Accumulated Net Realized Loss                                           (35,567)
                                                                     -----------
NET ASSETS                                                           $2,211,600
                                                                     ===========

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of $1,928,494 and 113,163 shares of beneficial interest issued and outstanding)
                                                                         $17.04
                  Maximum sales charge (5.75%* of offering price)          1.04
                                                                     ===========
                  Maximum offering price to public                       $18.08
                                                                     ===========
         Class B Shares:
                  Net asset value and offering price per share (Based on net assets of $141,546 and 8,305 shares of beneficial interest issued and outstanding)
                                                                         $17.04
                                                                     ===========
         Class C Shares:
                  Net asset value and offering price per share (Based on net assets of $141,560 and 8,305 shares of beneficial interest issued and outstanding)
                                                                         $17.05
                                                                     ===========
* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                            STATEMENT OF OPERATIONS
                 For the Nine Months Ended March 31, 1999, and
                          the Year Ended June 30, 1998



                                                                     Nine Months Ended              Year Ended
                                                                        March 31, 1999           June 30, 1998
                                                                       ---------------           -------------
INVESTMENT INCOME:
         Dividends                                                     $         9,409            $     16,979
                                                                       ---------------            ------------

EXPENSES:

         Accounting                                                             33,776                  28,709
         Shareholder Reports                                                    20,176                  25,938
         Trustees' Fees and Expenses                                            13,289                   9,477
         Shareholder Services                                                   11,702                  15,259
         Custody                                                                10,443                   7,307
         Investment Advisory Fee                                                 9,771                  11,450
         Audit                                                                   9,506                  11,992
         Amortization of Organizational Costs                                    6,003                   7,997
         Legal                                                                   3,963                   9,020
         Other                                                                   5,477                  10,194
                                                                       ---------------            ------------

                  Total Expenses                                               124,106                 137,343
                  Less: Fees Waived and Expenses
                        Reimbursed ($9,771 and $95,161,                        104,932                 112,756
                        respectively, for the nine months
                        ended 3/31/99 and $11,450 and
                        $101,306, respectively, for the
                        year ended 6/30/98)
                        Credits Earned on Cash Balances                          1,721                   4,169
                                                                       ---------------            ------------

                  Net Expenses                                                  17,453                  20,418
                                                                       ---------------            ------------

NET INVESTMENT LOSS                                                    $        (8,044)           $     (3,439)
                                                                       ===============            ============
REALIZED AND UNREALIZED GAIN/LOSS:

         Net Realized Gain/Loss                                        $       (34,592)           $    320,602
                                                                       ---------------            ------------


         Unrealized Appreciation:
                  Beginning of the Period                                      301,129                 198,127

                  End of the Period                                            688,705                 301,129
                                                                       ---------------            ------------

         Net Unrealized Appreciation During the Period                         387,576                 103,002
                                                                       ---------------            ------------

NET REALIZED AND UNREALIZED GAIN                                       $       352,984            $    423,604
                                                                       ===============            ============


NET INCREASE IN NET ASSETS FROM OPERATIONS                             $       344,940            $    420,165
                                                                       ===============            ============

                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                 For the Nine Months Ended March 31, 1999, and
                     the Years Ended June 30, 1998 and 1997

                                                     Nine Months Ended          Year Ended                Year Ended
                                                     March 31, 1999             June 30, 1998             June 30, 1997
                                                   ---------------------     ------------------        ---------------------
FROM INVESTMENT ACTIVITIES:

Operations:
Net Investment Loss                                     $      (8,044)         $       (3,439)             $        (369)
Net Realized Gain/Loss                                        (34,592)                320,602                     56,138
Net Unrealized Appreciation During the Period                 387,576                 103,002                    176,652
                                                        --------------         ---------------             --------------
Change in Net Assets from Operations                          344,940                 420,165                    232,421
                                                        --------------         ---------------             --------------
Distributions from and in Excess of Net Investment Income:

         Class A Shares                                        (2,823)                (12,532)                      (133)
         Class B Shares                                          (207)                   (920)                      (123)
         Class C Shares                                          (207)                   (920)                      (123)
                                                        --------------         ---------------             --------------
                                                               (3,237)                (14,372)                      (379)
                                                        --------------         ---------------             --------------
Distributions from Net Realized Gain:

         Class A Shares                                      (171,322)               (154,061)                    (6,296)
         Class B Shares                                       (12,574)                (11,306)                    (5,847)
         Class C Shares                                       (12,574)                (11,306)                    (5,847)
                                                        --------------         ---------------             --------------
                                                             (196,470)               (176,673)                   (17,990)
                                                        --------------         ---------------             --------------
Total Distributions                                          (199,707)               (191,045)                   (18,369)
                                                        --------------         ---------------             --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES           145,233                 229,120                    214,052
                                                        --------------         ---------------             --------------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold                                           0                       0                  1,005,024
Net Asset Value of Shares Issued Through
     Dividend Reinvestment                                    199,707                 191,045                          0
Cost of Shares Repurchased                                          0                  (5,023)                         0
                                                        --------------         ---------------             --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            199,707                 186,022                  1,005,024
                                                        --------------         ---------------             --------------
TOTAL INCREASE IN NET ASSETS                                  344,940                 415,142                  1,219,076

NET ASSETS:
Beginning of the Period                                     1,866,660               1,451,518                    232,442
                                                        --------------         ---------------             --------------
End of the Period (Including accumulated Net Investment
    Loss of $32,091, $20,810 and $2,999, respectively)  $   2,211,600          $    1,866,660              $   1,451,518
                                                        ==============         ===============             ==============


                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                          December 27, 1995
                                                                                                              (Commencement
                                                                                 Year Ended June 30,          of Investment
                                                      Nine Months Ended        ----------------------        Operations) to
Class A Shares                                           March 31, 1999         1998             1997         June 30, 1996
---------------------------------------------------------------------------------------------------------------------------
         Net Asset Value, Beginning of the Period        $    16.128         $   14.235     $  11.622            $   10.000
                                                         ------------        ----------    -----------         ------------
                  Net Investment Income/Loss                  (0.040)            (0.009)       (0.003)                0.019
                  Net Realized and Unrealized Gain             2.680              3.784         3.535                 1.603
                                                         ------------        ----------    -----------         ------------
         Total from Investment Operations                      2.640              3.775         3.532                 1.622

         Less:
                  Distributions from and in Excess
                  of Net Investment Income                     0.028              0.142         0.019                   ---
                  Distributions from Net Realized Gain         1.698              1.740         0.900                   ---
                                                         ------------        ----------    -----------         ------------
         Total Distributions                                   1.726              1.882         0.919                   ---
                                                         ------------        ----------    -----------         ------------
         Net Asset Value, End of the Period              $    17.042         $   16.128     $  14.235            $   11.622
                                                         ============        ==========    ===========         ============

         Total Return * (a)                                    18.45%**           29.08%        32.29%                16.10%**

         Net Assets at End of the Period (In thousands)  $   1,928.5         $  1,627.7     $ 1,260.8            $     81.4

         Ratio of Expenses to Average Net Assets* (b)           1.37%              1.51%         1.59%                 1.37%

         Ratio of Net Investment Income/
         Loss to Average Net Assets*                           (0.58%)            (0.21%)       (0.08%)                0.33%

         Portfolio Turnover                                       74%**             150%          100%                   48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

         Ratio of Expenses to Average Net Assets (b)            8.89%              8.41%        17.82%                18.46%

         Ratio of Net Investment Income/
         Loss to Average Net Assets                            (8.09%)            (7.11%)      (16.31%)              (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.



                                                                                                          December 27, 1995
                                                                                                              (Commencement
                                                                                 Year Ended June 30,          of Investment
                                                     Nine Months Ended         ----------------------        Operations) to
Class B Shares                                          March 31, 1999          1998             1997         June 30, 1996
---------------------------------------------------------------------------------------------------------------------------

         Net Asset Value, Beginning of the Period          $ 16.129            $ 14.237      $ 11.622              $ 10.000
                                                           --------            --------      --------              --------
                  Net Investment Income/Loss                 (0.036)             (0.004)       (0.007)                0.019
                  Net Realized and Unrealized Gain            2.676               3.778         3.541                 1.603
                                                           --------            --------      --------              --------
         Total from Investment Operations                     2.640               3.774         3.534                 1.622
                                                           --------            --------      --------              --------
         Less:
                  Distributions from and in
                  Excess of Net Investment Income             0.028               0.142         0.019                   ---
                  Distributions from Net Realized Gain        1.698               1.740         0.900                   ---
                                                           --------            --------      --------              --------
         Total Distributions                                  1.726               1.882         0.919                   ---
                                                           --------            --------      --------              --------
         Net Asset Value, End of the Period                $ 17.043            $ 16.129      $ 14.237              $ 11.622
                                                           ========            ========      ========              ========

         Total Return * (a)                                   18.52%**            29.08%        32.29%                16.10%**

         Net Assets at End of the Period (In thousands)    $  141.5            $  119.5      $   92.5              $   75.5

         Ratio of Expenses to Average Net Assets* (b)          1.37%               1.51%         1.59%                 1.37%

         Ratio of Net Investment Income/
         Loss to Average Net Assets*                          (0.58%)             (0.21%)       (0.05%)                0.33%

         Portfolio Turnover                                      74%**              150%          100%                   48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

         Ratio of Expenses to Average Net Assets (b)           8.89%               8.41%        17.82%                18.46%

         Ratio of Net Investment Income/
         Loss to Average Net Assets                           (8.09%)             (7.11%)      (16.28%)              (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.

                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.



                                                                                                          December 27, 1995
                                                                                                              (Commencement
                                                                                 Year Ended June 30,          of Investment
                                                     Nine Months Ended         ----------------------        Operations) to
Class C Shares                                          March 31, 1999          1998             1997         June 30, 1996
---------------------------------------------------------------------------------------------------------------------------

         Net Asset Value, Beginning of the Period          $  16.131          $  14.237     $  11.622             $  10.000
                                                           ---------          ---------     ---------             ---------
                  Net Investment Income/Loss                  (0.036)            (0.008)       (0.007)                0.019
                  Net Realized and Unrealized Gain             2.676              3.784         3.541                 1.603
                                                           ---------          ---------     ---------             ---------
         Total from Investment Operations                      2.640              3.776         3.534                 1.622
                                                           ---------          ---------     ---------             ---------
         Less:
                  Distributions from and in
                  Excess of Net Investment Income              0.028              0.142         0.019                   ---
                  Distributions from Net Realized Gain         1.698              1.740         0.900                   ---
                                                           ---------          ---------     ---------             ---------
         Total Distributions                                   1.726              1.882         0.919                   ---
                                                           ---------          ---------     ---------             ---------
         Net Asset Value, End of the Period                $  17.045          $  16.131     $  14.237             $  11.622
                                                           =========          =========     =========             =========

         Total Return * (a)                                    18.52%**           29.08%        32.29%                16.10%**

         Net Assets at End of the Period (In thousands)    $   141.6          $   119.5     $    98.2             $    75.5

         Ratio of Expenses to Average Net Assets* (b)           1.37%              1.51%         1.59%                 1.37%

         Ratio of Net Investment Income/
         Loss to Average Net Assets*                           (0.58%)            (0.21%)       (0.05%)                0.33%

         Portfolio Turnover                                       74%**             150%          100%                   48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

         Ratio of Expenses to Average Net Assets (b)            8.89%              8.41%        17.82%                18.46%

         Ratio of Net Investment Income
         Loss to Average Net Assets                            (8.09%)            (7.11%)      (16.28%)              (16.76%)

**   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .12% for the nine months ended March 31, 1999 and .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

                                   VAN KAMPEN
                         GREAT AMERICAN COMPANIES FUND
                         Notes to Financial Statements
                                 March 31, 1999


1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Great American Companies Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine month period commencing on July 1, 1998, and ending on March 31, 1999.
         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
         The fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.


C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


D. ORGANIZATIONAL COSTS - The Fund has reimbursed Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were originally scheduled to be amortized on a straight-line basis over the 60 month period ending December 27, 2000. Pursuant to AICPA Statement of Position 98-5, any unamortized organizational costs will be expensed on the first business day of the 1999 fiscal year.


E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $34,593 which will expire on March 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.
         At March 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $1,455,250, the aggregate gross unrealized appreciation is $711,808 and the aggregate gross unrealized depreciation is $24,079, resulting in net unrealized appreciation on long- and short-term investments of $687,729.


F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purpose may include short-term capital gains which are included in ordinary income for tax purposes.

                                   VAN KAMPEN
                         GREAT AMERICAN COMPANIES FUND
                    Notes to Financial Statements (Continued)
                                 March 31, 1999

G. EXPENSE REDUCTIONS - During the nine months ended
March 31, 1999 and the year ended June 30, 1998, the Fund's custody fee was reduced by $1,721 and $4,169, respectively as a result of credits earned on overnight cash balances.


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
First $500 million        .70 of 1%
Next $500 million         .65 of 1%
Over $1 billion           .60 of 1%

         For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $9,771 and $11,450, respectively, of its investment advisory fees and assumed $95,161 and $101,306, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
         For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund recognized expenses of approximately $200 and $500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
         For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund incurred expenses of approximately $37,500 and $37,300, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
         Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999, and the year ended June 30, 1998, the Fund recognized expenses of approximately $10,800 and $15,000, respectively. All of this cost has been assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
         Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
         The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
         At March 31, 1999, Van Kampen owned all shares of Classes A, B and C, respectively.


3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
         At March 31, 1999, capital aggregated $1,410,601, $89,976 and $89,976 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                    Shares            Value
--------------------------------------           ------------  ----------------
Dividend Reinvestment:
Class A                                             12,238           $174,145
Class B                                                898             12,781
Class C                                                898             12,781
                                                 ------------  ----------------
Total Dividend Reinvestment                         14,034           $199,707
                                                 ------------  ----------------

         At June 30, 1998, capital aggregated $1,236,456, $77,195 and $77,195 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:



                                                    Shares            Value
--------------------------------------           ------------  ----------------
Dividend Reinvestment:
Class A                                             12,359           $166,593
Class B                                                907             12,226
Class C                                                907             12,226
                                                 ------------  ----------------
Total Dividend Reinvestment                         14,173           $191,045
                                                 ------------  ----------------

Cost of Shares Repurchased:
Class C                                               (398)          $ (5,023)
                                                 ------------  ----------------

         At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:


                                                    Shares            Value
--------------------------------------           ------------  ----------------
Dividend Reinvestment:
Class A                                             81,566         $1,000,000
Class B                                                  0                  0
Class C                                                398              5,024
                                                 ------------  ----------------
Total Dividend Reinvestment                         81,964         $1,005,024
                                                 ------------  ----------------

                                   VAN KAMPEN
                         GREAT AMERICAN COMPANIES FUND
                    Notes to Financial Statements (Continued)
                                 March 31, 1999

         Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.



                                            Contingent Deferred
                                                Sales Charge

                                           Class B      Class C
Year of Redemption                         Shares        Shares
----------------------                  ------------  -----------
First                                        5.00%         1.00%
Second                                       4.00%          None
Third                                        3.00%          None
Fourth                                       2.50%          None
Fifth                                        1.50%          None
Sixth and Thereafter                          None          None

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,374,373 and $1,371,514, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $2,298,298 and $2,282,313, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
         The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets. No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                        Report of Independent Accountants




     The Board of Trustees and Shareholders of
     Van Kampen Great American Companies Fund:


     We have audited the accompanying statement of assets and liabilities of Van Kampen Great American Companies Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Great American Companies Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


KPMG LLP

Chicago, Illinois
May 10, 1999

                 VAN KAMPEN GREAT AMERICAN COMPANIES FUND

Board of Trustees                          Investment Adviser
J. Miles Branagan                          Van Kampen
Richard M. DeMartini*                      Investment Advisory Corp.
Linda Hutton Heagy                         1 Parkview Plaza
R. Craig Kennedy                           P.O. Box 5555
Jack E. Nelson                             Oakbrook Terrace, Illinois 60181-5555
Don G. Powell*
Phillip B. Rooney                          Distributor
Fernando Sisto
Wayne W. Whalen* - Chairman                Van Kampen Funds Inc.
Paul G. Yovovich                           1 Parkview Plaza
                                           P.O. Box 5555
Officers                                   Oakbrook Terrace, Illinois 60181-5555

Dennis J. McDonnell*                       Shareholder Servicing Agent
    President

John L. Sullivan*                          Van Kampen Investor Services Inc.
    Vice President, Treasurer and Chief    P.O. Box 418256
    Financial Officer                      Kansas City, Missouri 64141-9256

Curtis W. Morell*                          Custodian
    Vice President and
    Chief Accounting Officer               State Street Bank and Trust Company
                                           225 Franklin Street
Tanya M. Loden*                            P.O. Box 1713
    Controller                             Boston, Massachusetts 02105

Peter W. Hegel*                            Legal Counsel
Paul R. Wolkenberg*                        Skadden, Arps, Slate, Meagher &
Edward C. Wood, III*                       Flom (Illinois)
     Vice Presidents                       333 West Wacker Drive
                                           Chicago, Illinois 60601

                                           Independent Accountants

                                           KPMG LLP
                                           303 East Wacker Drive
                                           Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

Van Kampen Funds Inc., 1999
All Rights Reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.


For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $76,112 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution. For corporate shareholders 6.98% of this distributions quality for the dividend received deductions.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accounts................... 28

GF ANR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

MARKET REVIEW
    The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak.

                                                             Continued on page 2

Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period. Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                             VAN KAMPEN GROWTH FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

Nine-month total return based on
NAV(1)...................................     2.18%     1.60%     1.60%
Nine-month total return(2)...............   (3.69%)   (3.34%)     0.61%
One-year total return(2).................     1.28%     1.66%     5.62%
Life-of-Fund average annual total
  return(2)..............................    32.22%    33.52%    33.91%
Commencement Date........................  12/27/95  12/27/95  12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Since the Fund's inception, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower.

One factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had greater affect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as they did in 1996.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

 On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the 9-month period commencing on July 1, 1998 and ending on March 31, 1999.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compares your Fund's performance to that of the Standard & Poor's 500 Index and the Lipper Growth Fund Index over time. These indexes are broad-based statistical composites that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Growth Fund vs. the Standard & Poor's 500 Index and the Lipper Growth Fund Index (December 27, 1995, through March 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
-------------------------------
Fund's Total Return
1 Year Total Return   =   1.28%
3 Year Avg. Annual    =  27.48%
Inception Avg. Annual =  32.22%
-------------------------------

                                               VAN KAMPEN GROWTH FUND     STANDARD & POOR'S 500 INDEX   LIPPER GROWTH FUND INDEX
                                               ----------------------     ---------------------------   ------------------------
Dec 1995                                                 9425                        10000                        10000
                                                         9849                        10409                        10242
                                                        10688                        10482                        10402
Mar 1996                                                11310                        10621                        10450
                                                        12884                        10764                        10712
                                                        13525                        11010                        10902
                                                        12912                        11096                        10796
                                                        11659                        10589                        10212
                                                        12516                        10788                        10521
Sep 1996                                                14213                        11437                        11108
                                                        15108                        11736                        11268
                                                        15721                        12597                        11980
                                                        15390                        12389                        11753
                                                        16883                        13149                        12386
                                                        16598                        13227                        12271
Mar 1997                                                15213                        12723                        11709
                                                        15635                        13466                        12224
                                                        16873                        14255                        13070
                                                        17561                        14940                        13559
                                                        19360                        16107                        14683
                                                        19301                        15182                        14140
Sep 1997                                                21168                        16057                        14948
                                                        19664                        15503                        14466
                                                        19664                        16195                        14798
                                                        19546                        16516                        15048
                                                        19639                        16684                        15147
                                                        21713                        17859                        16215
Mar 1998                                                23134                        18815                        16908
                                                        23528                        18986                        17090
                                                        22429                        18629                        16671
                                                        24326                        19435                        17391
                                                        22387                        19209                        17207
                                                        17742                        16408                        14444
Sep 1998                                                18768                        17505                        15407
                                                        19245                        18911                        16473
                                                        20873                        20029                        17455
                                                        24100                        21227                        18914
                                                        24953                        22096                        19721
                                                        23161                        21384                        19047
Mar 1999                                                24857                        22283                        19874

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliate. While the Fund had been available for sale in a limited number of states, prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The Fund's adviser believes that the portfolio had been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed.

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more fully.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN GROWTH FUND

We recently spoke to the management team of the Van Kampen Growth Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Jeff D. New, portfolio manager; Michael Davis and Mary Jayne Maly, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments.
     The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your annual reports will be dated March 31, and your semiannual reports will be dated September 30. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

   Q COULD YOU TALK BRIEFLY ABOUT THE MARKET ENVIRONMENT DURING THE REPORTING PERIOD AND HOW IT AFFECTED THE FUND?

   A The stock market was extremely volatile during the reporting period, plummeting in the third quarter of 1998 but staging an impressive recovery that left the Dow Jones Industrial Average hovering just below 10,000--a milestone it surpassed in the period's final week. The stock market's rise may be attributed primarily to sustained U.S. economic growth and low inflation. Large growth stocks continued to be the beneficiaries of the market rise; small and medium-sized stocks did not do as well. Consequently, this was not the most favorable environment for the Fund, which invested a significant percentage of its assets in small- and medium-sized stocks.

   Q  GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

   A Our strategy for managing the Fund remained consistent: We sought to find growth companies with a combination of positive future fundamentals and attractive current prices. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment.
    Despite the general underperformance of small and mid caps during the reporting period, we maintained a sizeable weighting in those types of stocks as long as they continued to meet our criteria. We did, however, own some large-cap holdings that helped the Fund significantly.

   Q  WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

   A Two of our most successful stocks were technology companies that we believed would be beneficiaries of the Internet and computing boom. Internet service provider America Online, which we bought in August in the
$20s, finished the reporting
period at $146 per share. EMC, which provides data storage solutions to major corporations, was another extremely successful investment for the Fund.

    Retail companies rebounded from a poor third quarter of 1998 to post impressive gains during the period, as consumer spending remained robust--due in part to a strong stock market and buoyant economy. Specialty and discount retailers fared the best. Our holdings in these areas included specialty clothing retailers Abercrombie & Fitch and Ann Taylor, and discounter TJX Companies.

    Other companies we selected whose performance benefited the Fund were Tricon Global (restaurants) and Biogen (biotechnology). Of course, not all of the Fund's holdings performed as favorably, and there is no guarantee that these stocks will continue to do so.

   Q  DID ANY STOCKS HURT THE FUND?

   A Stocks in the area of health care services had the most significant negative impact on the Fund's performance. First, many companies in this area have seen their profits squeezed because of their inability to keep pace with increasing health care costs. Second, changes in Medicare regulations and some instances of Medicare fraud have plagued the industry. Investors have generally been wary of this sector, even though most of the companies--including the ones we owned--have not been shown to have committed any wrongdoing. Some of the health care companies we owned that performed poorly were Safeskin, Total Renal Care, HealthSouth, Tenet Health Care, and Lincare. These stocks fell by between 33 and 82 percent during the reporting period--although in most cases we sold them before they hit their bottoms. Only Lincare remained in the Fund's portfolio as of March 31.
    Other companies whose performance hurt the Fund during the reporting period were consumer lender FirstPlus Financial, vehicle transporter United Road Services, and software companies BMC Software and Compuware. Despite the predominantly positive performance of technology firms, some software companies faced the possibility of declining demand for their products as businesses ease software spending to focus their resources on the year 2000 problem. During the reporting period, BMC stock lost 29 percent of its value, while Compuware stock declined 7 percent. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A Overall, during the reporting period, the Fund had a total return of 2.18 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 500 Index had a return of 14.65 percent, while the
Lipper Growth Fund Index, which more closely resembles the Fund, had a return of
14.27 percent. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT SIX MONTHS?

   A We basically expect moderate inflation and continued economic growth. Even with robust domestic economic growth, however, corporate-profit growth is slowing and weak overall because of strong competition in many industries.
Our goal is to own those companies that we believe have the potential to produce significantly above-average earnings growth in an increasingly competitive environment.
    When comparing large and small- to mid-sized companies, there continues to be a large gap in valuations. Large-company valuations are generally high by historical standards, while small- to mid-sized company valuations are generally low. Given that a significant portion of the Fund is invested in these smaller stocks, we are hopeful that they will begin to outperform and that this discrepancy will return to more traditional levels.

[SIG]
Jeff D. New

Portfolio Manager

[SIG]
Mary Jayne Maly

Portfolio Comanager

[SIG]
Michael Davis

Portfolio Comanager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                      TOP TEN HOLDINGS                        PERCENTAGE OF
                                           AS OF                            THESE INVESTMENTS
                                       MARCH 31, 1999                        NINE MONTHS AGO
America Online, Inc. ...............        7.7%         .................          N/A
EMC Corp. ..........................        5.7%         .................         2.3%
TJX Cos., Inc. .....................        3.1%         .................         2.4%
Wal-Mart Stores, Inc. ..............        2.6%         .................          N/A
Transwitch Corp. ...................        2.4%         .................          N/A
Amgen, Inc. ........................        2.2%         .................          N/A
Safeway, Inc. ......................        2.2%         .................         1.9%
Tricon Global Restaurants, Inc. ....        2.1%         .................          N/A
Ann Taylor Stores Corp. ............        1.9%         .................          N/A
Lowe's Cos., Inc. ..................        1.9%         .................         1.1%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

         AS OF MARCH 31, 1999
Technology............................  34.3%
Consumer Distribution.................  29.0%
Health Care...........................  12.9%
Consumer Services.....................   6.1%
Finance...............................   5.8%
         AS OF JUNE 30, 1998
Technology............................  26.3%
Health Care...........................  24.6%
Consumer Distribution.................  17.3%
Consumer Services.....................  13.4%
Finance...............................   8.1%

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

                       Description                          Shares     Market Value
   --------------------------------------------------------------------------------
   COMMON STOCKS  97.6%
   CONSUMER DISTRIBUTION  28.3%
   Abercrombie & Fitch Co., Class A (a)...............       22,000    $  2,024,000
   AmeriSource Health Corp., Class A (a)..............       36,200       1,237,587
   Ames Department Stores, Inc. (a)...................       40,000       1,485,000
   AnnTaylor Stores Corp. (a).........................       60,000       2,651,250
   Bindley Western Industries, Inc. ..................       77,000       2,199,313
   BJ's Wholesale Club, Inc. (a)......................       58,000       1,533,375
   Chico's Fas, Inc. (a)..............................       99,000       2,128,500
   Hollywood Entertainment Corp. (a)..................       50,000         931,250
   Intimate Brands, Inc. .............................       34,000       1,636,250
   Lexmark International Group, Inc., Class A (a).....       12,700       1,419,225
   Lowe's Cos., Inc. .................................       42,800       2,589,400
   Office Depot, Inc. (a).............................       40,000       1,472,500
   Pacific Sunwear of California, Inc. (a)............       66,000       2,293,500
   Polycom, Inc. (a)..................................       45,000         843,750
   Safeway, Inc. (a)..................................       58,000       2,976,125
   TJX Cos., Inc. ....................................      125,000       4,250,000
   Tommy Hilfiger Corp. (a)...........................       26,000       1,790,750
   Tricon Global Restaurants, Inc. (a)................       40,000       2,810,000
   Wal-Mart Stores, Inc. .............................       38,000       3,503,125
                                                                       ------------
                                                                         39,774,900
                                                                       ------------
   CONSUMER DURABLES  2.9%
   Harley Davidson, Inc. .............................       24,000       1,380,000
   Hasbro, Inc. ......................................       51,000       1,475,813
   Shaw Industries, Inc. .............................       62,000       1,147,000
                                                                       ------------
                                                                          4,002,813
                                                                       ------------
   CONSUMER NON-DURABLES  1.0%
   Adolph Coors Co....................................       27,000       1,458,000
                                                                       ------------
   CONSUMER SERVICES  6.0%
   Autobytel.com, Inc. (a)............................        8,100         339,188
   Brinker International, Inc. (a)....................       39,300       1,014,431
   Chancellor Media Corp., Class A (a)................       15,000         706,875
   iVillage, Inc. (a).................................        3,100         311,550
   MGM Grand, Inc. (a)................................       39,000       1,311,375
   United Road Services, Inc. (a).....................       74,000         383,875
   Univision Communications, Inc., Class A (a)........       40,000       2,000,000
   Young & Rubicam, Inc. (a)..........................       47,000       1,915,250
   Ziff Davis, Inc. (a)...............................       10,900         392,400
                                                                       ------------
                                                                          8,374,944
                                                                       ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                       Description                          Shares     Market Value
   --------------------------------------------------------------------------------
   FINANCE  5.7%
   Affiliated Managers Group, Inc. (a)................        8,800    $    228,800
   Ambac Financial Group, Inc. .......................       17,900         966,600
   Charles Schwab Corp. ..............................       16,000       1,538,000
   Fifth Third Bancorp................................        6,700         441,781
   Firstar Corp. .....................................       18,000       1,611,000
   Nationwide Financial Services, Inc., Class A.......        3,800         159,600
   Providian Financial Corp. .........................       15,000       1,650,000
   Zions Bancorp. (a).................................       21,000       1,396,500
                                                                       ------------
                                                                          7,992,281
                                                                       ------------
   HEALTHCARE  12.6%
   Allergan, Inc. ....................................        8,800         773,300
   Alpharma, Inc., Class A............................       35,000       1,373,750
   Amgen, Inc. (a)....................................       40,000       2,995,000
   Biogen, Inc. (a)...................................       13,000       1,486,062
   Bristol-Myers Squibb Co. ..........................       22,000       1,414,875
   Guidant Corp. .....................................       40,000       2,420,000
   Lincare Holdings, Inc. (a).........................       74,000       2,081,250
   Mylan Laboratories, Inc. ..........................       38,000       1,042,625
   Schering-Plough Corp. .............................       33,000       1,825,313
   Watson Pharmaceuticals, Inc. (a)...................       26,000       1,147,250
   Wellpoint Health Networks, Inc., Class A (a).......       14,000       1,061,375
                                                                       ------------
                                                                         17,620,800
                                                                       ------------
   PRODUCER MANUFACTURING  2.9%
   Corning, Inc. .....................................       24,000       1,440,000
   Republic Services, Inc., Class A (a)...............       73,900       1,196,256
   Waste Management, Inc. ............................       32,900       1,459,938
                                                                       ------------
                                                                          4,096,194
                                                                       ------------
   TECHNOLOGY  33.5%
   Acclaim Entertainment, Inc. (a)....................       60,000         536,250
   Altera Corp. (a)...................................       25,000       1,487,500
   America Online, Inc. (a)...........................       72,000      10,512,000
   Avt Corp. (a)......................................       72,000       1,719,000
   BMC Software, Inc. (a).............................       27,000       1,000,687
   Citrix Systems, Inc. (a)...........................       48,000       1,830,000
   Compuware Corp. (a)................................       66,000       1,575,750
   CSG Systems International, Inc. (a)................       30,000       1,183,125
   Electronics for Imaging, Inc. (a)..................       55,000       2,145,000
   EMC Corp. (a)......................................       61,000       7,792,750
   Jabil Circuit, Inc. (a)............................       62,000       2,511,000
   Microsoft Corp. (a)................................       27,200       2,437,800

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                       Description                          Shares     Market Value
   --------------------------------------------------------------------------------
   TECHNOLOGY (CONTINUED)
   Neon Systems, Inc. (a).............................        7,300    $    401,500
   Network Solutions, Inc., Class A...................        7,000         740,250
   Nokia Corp.--ADR (Finland).........................       13,000       2,024,750
   pcOrder.com, Inc., Class A (a).....................        3,200         181,200
   Rational Software Corp. (a)........................       50,000       1,340,625
   Sanmina Corp. (a)..................................       28,000       1,785,000
   Solectron Corp. (a)................................       32,000       1,554,000
   Teradyne, Inc. (a).................................       13,000         709,312
   Waters Corp. (a)...................................       23,000       2,416,437
   Xilinx, Inc. (a)...................................       26,000       1,054,625
                                                                       ------------
                                                                         46,938,561
                                                                       ------------
   UTILITIES  4.7%
   Century Telephone Enterprises, Inc. ...............       21,000       1,475,250
   Cincinnati Bell, Inc. .............................       71,000       1,593,063
   Level 3 Communications, Inc. (a)...................        2,700         196,594
   Transwitch Corp. (a)...............................       74,000       3,348,500
                                                                       ------------
                                                                          6,613,407
                                                                       ------------
   TOTAL LONG-TERM INVESTMENTS  97.6%
       (Cost $91,542,154)..........................................     136,871,900
   REPURCHASE AGREEMENT  2.4%
   SBC Warburg, Corp. ($3,400,000 par collateralized by U.S.
     Government obligations in a pooled cash account dated
     03/31/99, to be sold on 04/01/99 at $3,400,463) (Cost
     $3,400,000)...................................................       3,400,000
                                                                       ------------
   TOTAL INVESTMENTS  100.0%
       (Cost $94,942,154)..........................................     140,271,900
   OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%.....................          66,022
                                                                       ------------
   NET ASSETS  100.0%..............................................    $140,337,922
                                                                       ============

  (a) Non-income producing security as this stock currently does not declare dividends.

  ADR - American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $94,942,154)........................  $140,271,900
Cash........................................................         3,844
Receivables:
  Investments Sold..........................................     5,008,980
  Dividends.................................................        40,156
  Fund Shares Sold..........................................        15,292
Unamortized Organizational Costs............................        14,102
Other.......................................................       344,825
                                                              ------------
      Total Assets..........................................   145,699,099
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,472,798
  Fund Shares Repurchased...................................       495,754
  Distributor and Affiliates................................       180,799
  Investment Advisory Fee...................................        87,211
Accrued Expenses............................................        68,870
Trustees' Deferred Compensation and Retirement Plans........        55,745
                                                              ------------
      Total Liabilities.....................................     5,361,177
                                                              ------------
NET ASSETS..................................................  $140,337,922
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 99,307,949
Net Unrealized Appreciation.................................    45,329,746
Accumulated Net Realized Loss...............................    (4,245,157)
Accumulated Net Investment Loss.............................       (54,616)
                                                              ------------
NET ASSETS..................................................  $140,337,922
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
  Net asset value and redemption price per share (Based on
    net assets of $60,128,868 and 2,580,837 shares of
    beneficial interest issued and outstanding).............  $      23.30
  Maximum sales charge (5.75%* of offering price)...........          1.42
                                                              ------------
  Maximum offering price to public..........................  $      24.72
                                                              ============
  Class B Shares:
  Net asset value and offering price per share (Based on net assets of $72,808,647 and 3,183,691 shares of beneficial
    interest issued and outstanding)........................  $      22.87
                                                              ============
  Class C Shares:
  Net asset value and offering price per share (Based on net assets of $7,400,407 and 323,632 shares of beneficial
    interest issued and outstanding)........................  $      22.87
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                Nine Months Ended     Year Ended
                                                 March 31, 1999      June 30, 1998
----------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................       $   241,203        $   466,773
Interest....................................           203,423            421,677
                                                   -----------        -----------
    Total Income............................           444,626            888,450
                                                   -----------        -----------
EXPENSES:
Investment Advisory Fee.....................           741,338          1,014,540
Distribution (12b-1) and Service Fees
  (Attributed to Class A, B, and C of
  $105,309, $511,218 and $55,646,
  respectively, for the nine months ended
  3/31/99 and $148,958, $669,433 and
  $87,301, respectively, for the year ended
  6/30/98)..................................           672,173            905,692
Shareholder Services........................           407,920            574,734
Legal.......................................            45,597             14,323
Trustees' Fees and Expenses.................            12,294             24,916
Custody.....................................            11,803              2,177
Amortization of Organizational Costs........             6,003              7,997
Other.......................................           193,861            168,777
                                                   -----------        -----------
    Total Expenses..........................         2,090,989          2,713,156
    Less Fees Waived........................            42,465            386,039
                                                   -----------        -----------
    Net Expenses............................         2,048,524          2,327,117
                                                   -----------        -----------
NET INVESTMENT LOSS.........................       $(1,603,898)       $(1,438,667)
                                                   ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................       $(3,953,208)       $12,625,540
  Futures...................................               -0-            278,325
                                                   -----------        -----------
Net Realized Gain/Loss......................        (3,953,208)        12,903,865
                                                   -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................        38,993,144          7,542,991
  End of the Period.........................        45,329,746         38,993,144
                                                   -----------        -----------
Net Unrealized Appreciation During the
  Period....................................         6,336,602         31,450,153
                                                   -----------        -----------
NET REALIZED AND UNREALIZED GAIN............       $ 2,383,394        $44,354,018
                                                   ===========        ===========
NET INCREASE IN NET ASSETS FROM
  OPERATIONS................................       $   779,496        $42,915,351
                                                   ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Nine Months Ended March 31, 1999
                   and the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                      Nine Months Ended    Year Ended      Year Ended
                                       March 31, 1999     June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................    $(1,603,898)     $ (1,438,667)   $    (86,224)
Net Realized Gain/Loss...............     (3,953,208)       12,903,865      (1,757,194)
Net Unrealized Appreciation During
  the Period.........................      6,336,602        31,450,153       7,484,772
                                         -----------      ------------    ------------
Change in Net Assets from
  Operations.........................        779,496        42,915,351       5,641,354
                                         -----------      ------------    ------------
Distributions from Net Realized
  Gain/Loss..........................     (3,378,184)       (6,327,980)        (23,514)
Distributions in Excess of Net
  Realized Gain/Loss.................       (291,949)              -0-          (1,799)
                                         -----------      ------------    ------------
  Distributions from and in Excess of
    Net Realized Gain*...............     (3,670,133)       (6,327,980)        (25,313)
Return of Capital Distribution*......            -0-               -0-         (21,887)
                                         -----------      ------------    ------------
  Total Distributions................     (3,670,133)       (6,327,980)        (47,200)
                                         -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............     (2,890,637)       36,587,371       5,594,154
                                         -----------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............     12,933,199        28,476,433     122,206,757
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......      3,395,527         5,825,754           2,031
Cost of Shares Repurchased...........    (26,950,184)      (33,462,669)    (11,696,360)
                                         -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................    (10,621,458)          839,518     110,512,428
                                         -----------      ------------    ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................    (13,512,095)       37,426,889     116,106,582
NET ASSETS:
Beginning of the Period..............    153,850,017       116,423,128         316,546
                                         -----------      ------------    ------------
End of the Period (Including
  accumulated net investment loss of
  $54,616, $47,131, and $23,118
  respectively)......................    $140,337,922     $153,850,017    $116,423,128
                                         ===========      ============    ============
*Distributions by Class
Distributions from and in Excess of
  Net Realized Gain:
  Class A Shares.....................    $(1,555,668)     $ (2,743,327)   $    (24,246)
  Class B Shares.....................     (1,907,640)       (3,159,670)           (537)
  Class C Shares.....................       (206,825)         (424,983)           (530)
                                         -----------      ------------    ------------
                                         $(3,670,133)     $ (6,327,980)   $    (25,313)
                                         ===========      ============    ============
Return of Capital Distribution:
  Class A Shares.....................    $       -0-      $        -0-    $    (20,964)
  Class B Shares.....................            -0-               -0-            (465)
  Class C Shares.....................            -0-               -0-            (458)
                                         -----------      ------------    ------------
                                         $       -0-      $        -0-    $    (21,887)
                                         ===========      ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                        December 27, 1995
                                  Nine Months                                            (Commencement of
                                     Ended          Year Ended        Year Ended      Investment Operations)
        Class A Shares         March 31, 1999(a)   June 30, 1998   June 30, 1997(a)      to June 30, 1996
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period...................    $    23.463       $    17.878      $    13.696           $    10.000
                                  -----------       -----------      -----------           -----------
 Net Investment Income/Loss...          (.185)            (.136)            .031                 (.044)
 Net Realized and Unrealized
   Gain.......................           .604             6.711            4.810                 3.740
                                  -----------       -----------      -----------           -----------
Total from Investment
 Operations...................           .419             6.575            4.841                 3.696
                                  -----------       -----------      -----------           -----------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain.......................           .584              .990             .353                   -0-
 Return of Capital
   Distribution...............            -0-               -0-             .306                   -0-
                                  -----------       -----------      -----------           -----------
Total Distributions...........           .584              .990             .659                   -0-
                                  -----------       -----------      -----------           -----------
Net Asset Value, End of the
 Period.......................    $    23.298       $    23.463      $    17.878           $    13.696
                                  ===========       ===========      ===========           ===========
Total Return* (b).............        2.18%**            38.52%           36.00%                37.00%**
Net Assets at End of the
 Period (In millions).........          $60.1             $64.9            $53.1                   $.1
Ratio of Expenses to Average
 Net Assets*..................          1.64%             1.30%            1.32%                 1.46%
Ratio of Net Investment Income
 to Average Net Assets*.......         (1.19%)            (.64%)            .19%                 (.79%)
Portfolio Turnover............            82%**            125%             139%                   94%**
* If certain fees had not been
  assumed by Van Kampen, Total
  Return would have been lower
  and the ratios would have
  been as follows:
Ratio of Expenses to Average
 Net Assets...................          1.68%             1.58%            2.31%                15.69%
Ratio of Net Investment Income
 to Average Net Assets........         (1.23%)            (.92%)           (.80%)              (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                        December 27, 1995
                                  Nine Months                                            (Commencement of
                                     Ended          Year Ended        Year Ended      Investment Operations)
        Class B Shares         March 31, 1999(a)   June 30, 1998   June 30, 1997(a)      to June 30, 1996
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 the Period...................    $    23.173       $    17.796      $    13.695           $    10.000
                                  -----------       -----------      -----------           -----------
 Net Investment Loss..........          (.299)            (.270)           (.093)                (.045)
 Net Realized and Unrealized
   Gain.......................           .579             6.637            4.853                 3.740
                                  -----------       -----------      -----------           -----------
Total from Investment
 Operations...................           .280             6.367            4.760                 3.695
                                  -----------       -----------      -----------           -----------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain.......................           .584              .990             .353                   -0-
 Return of Capital
   Distribution...............            -0-               -0-             .306                   -0-
                                  -----------       -----------      -----------           -----------
Total Distributions...........           .584              .990             .659                   -0-
                                  -----------       -----------      -----------           -----------
Net Asset Value, End of the
 Period.......................    $    22.869       $    23.173      $    17.796           $    13.695
                                  ===========       ===========      ===========           ===========
Total Return* (b).............          1.60%**          37.56%           35.32%                37.00%**
Net Assets at End of the
 Period (In millions).........          $72.8             $79.7            $55.0                   $.1
Ratio of Expenses to Average
 Net Assets*..................          2.40%             2.05%            2.07%                 1.46%
Ratio of Net Investment Income
 to Average Net Assets*.......         (1.95%)           (1.40%)           (.56%)                (.74%)
Portfolio Turnover............            82%**            125%             139%                   94%**
* If certain fees had not been
  assumed by Van Kampen, Total
  Return would have been lower
  and the ratios would have
  been as follows:
Ratio of Expenses to Average
 Net Assets...................          2.44%             2.34%            3.04%                15.70%
Ratio of Net Investment Income
 to Average Net Assets........         (1.99%)           (1.68%)          (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                         December 27, 1995
                                 Nine Months                                              (Commencement of
                                    Ended           Year Ended         Year Ended      Investment Operations)
       Class C Shares         March 31, 1999(a)   June 30, 1998     June 30, 1997(a)      to June 30, 1996
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period..............       $23.173           $17.793             $13.695               $10.000
                                   -------           -------             -------               -------
 Net Investment Loss........         (.300)            (.311)              (.096)                (.045)
 Net Realized and Unrealized
   Gain.....................          .578             6.681               4.853                 3.740
                                   -------           -------             -------               -------
Total from Investment
 Operations.................          .278             6.370               4.757                 3.695
                                   -------           -------             -------               -------
Less:
 Distributions from and in
   Excess of Net Realized
   Gain.....................          .584              .990                .353                   -0-
 Return of Capital
   Distribution.............           -0-               -0-                .306                   -0-
                                   -------           -------             -------               -------
Total Distributions.........          .584              .990                .659                   -0-
                                   -------           -------             -------               -------
Net Asset Value, End of
 the Period.................       $22.867           $23.173             $17.793               $13.695
                                   =======           =======             =======               =======
Total Return* (b)...........         1.60%**          37.56%              35.32%                37.00%**
Net Assets at End of the
 Period (In millions).......          $7.4              $9.2                $8.3                   $.1
Ratio of Expenses to Average
 Net Assets*................         2.41%             2.05%               2.07%                 1.46%
Ratio of Net Investment
 Income to Average Net
 Assets*....................        (1.96%)           (1.39%)              (.57%)                (.74%)
Portfolio Turnover..........           82%**            125%                139%                   94%**
* If certain fees had not
  been assumed by Van
  Kampen, Total Return would
  have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average
 Net Assets.................         2.45%             2.34%               3.04%                15.70%
Ratio of Net Investment
 Income to Average Net
 Assets.....................        (2.00%)           (1.68%)             (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March
31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon

                                 March 31, 1999
--------------------------------------------------------------------------------

physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $3,970,049 which will expire an March 31, 2007.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At March 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $95,216,360, the aggregate gross unrealized appreciation is $47,556,355 and the aggregate gross unrealized depreciation is $2,500,815, resulting in net unrealized appreciation on long- and short-term investments of $45,055,540.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net

                                 March 31, 1999
--------------------------------------------------------------------------------

realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the nine months ended March 31, 1999 and for the year ended June 30, 1998 have been identified and appropriately reclassified. For the nine months ended March 31, 1999, a permanent difference related to a net operating loss totaling $1,596,413 has been reclassified from accumulated net investment loss to capital. For the year ended June 30, 1998, a permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totalling $1,414,654 has been reclassified from accumulated net investment loss to accumulated net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                       % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................    .75 of 1%
Next $500 million......................................    .70 of 1%
Over $1 billion........................................    .65 of 1%

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Adviser voluntarily waived approximately $42,000 and $386,000, respectively, of its investment advisory fees. Van Kampen agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively. This agreement was voluntarily continued through July 31, 1998 and was discontinued on August 1, 1998.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $4,900 and $3,000, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $62,100 and $50,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $305,800 and $412,300, respectively. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 1999, Van Kampen owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $41,591,140, $52,906,982, and
$4,809,827 for Classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     337,597       $  7,019,197
  Class B..................................     269,887          5,504,113
  Class C..................................      19,753            409,889
                                             ----------       ------------
Total Sales................................     627,237       $ 12,933,199
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................      71,540       $  1,449,407
  Class B..................................      89,988          1,793,457
  Class C..................................       7,660            152,663
                                             ----------       ------------
Total Dividend Reinvestment................     169,188       $  3,395,527
                                             ==========       ============
Repurchases:
  Class A..................................    (593,731)      $(12,335,516)
  Class B..................................    (616,839)       (12,488,158)
  Class C..................................    (102,252)        (2,126,510)
                                             ----------       ------------
Total Repurchases..........................  (1,312,822)      $(26,950,184)
                                             ==========       ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $46,142,115, $58,925,789, and
$6,457,916 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     703,177       $ 14,445,936
  Class B..................................     623,694         12,750,067
  Class C..................................      63,730          1,280,430
                                             ----------       ------------
Total Sales................................   1,390,601       $ 28,476,433
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................     141,978       $  2,548,516
  Class B..................................     166,305          2,960,278
  Class C..................................      17,807            316,960
                                             ----------       ------------
Total Dividend Reinvestment................     326,090       $  5,825,754
                                             ==========       ============
Repurchases:
  Class A..................................  (1,052,014)      $(21,445,447)
  Class B..................................    (440,708)        (9,047,981)
  Class C..................................    (147,921)        (2,969,241)
                                             ----------       ------------
Total Repurchases..........................  (1,640,643)      $(33,462,669)
                                             ==========       ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A.................................   3,381,843       $ 57,414,786
  Class B.................................   3,282,280         55,512,272
  Class C.................................     548,147          9,279,699
                                            ----------       ------------
Total Sales...............................   7,212,270       $122,206,757
                                            ==========       ============
Dividend Reinvestment:
  Class A.................................         132       $      2,031
  Class B.................................         -0-                -0-
  Class C.................................         -0-                -0-
                                            ----------       ------------
Total Dividend Reinvestment...............         132       $      2,031
                                            ==========       ============
Repurchases:
  Class A.................................    (419,798)      $ (6,901,267)
  Class B.................................    (197,416)        (3,284,564)
  Class C.................................     (89,792)        (1,510,529)
                                            ----------       ------------
Total Repurchases.........................    (707,006)      $(11,696,360)
                                            ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C

                                 March 31, 1999
--------------------------------------------------------------------------------

shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      5.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and thereafter.........................       None               None

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $15,400 and $38,700, respectively and CDSC on the redeemed shares of Classes B and C of approximately $178,400 and $191,300, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $104,662,006 and $123,377,532, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investment excluding short-term investments, were $167,989,019 and $160,998,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    The Fund did not enter into any futures transactions for the nine months ended March 31, 1999.
    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1997..............................        15
Futures Opened............................................       -0-
Futures Closed............................................       (15)
                                                                 ---
Outstanding at June 30, 1998..............................       -0-
                                                                 ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $409,700 and $568,400, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year then ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Growth Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period then ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois
May 5, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                             VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distribution paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $368,016 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999, representing their proportionate share of this capital gain distribution.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                   VAN KAMPEN
                                PROSPECTOR FUND

                                 Annual Report
                                 March 31, 1999


                                   VAN KAMPEN
                                     FUNDS

CHANGE IN FISCAL YEAR END

On July 31, 1998, the Fund's Board of Trustees voted to change the Fund's fiscal year end from June 30 to March 31. As a result, this annual report reflects the 9-month period commencing on July 1, 1998, and ending on March 31, 1999.

                                TABLE OF CONTENTS


Letter to Shareholders ....................................................    1
Putting Your Fund's Performance in Perspective ............................    3
Portfolio Management Review ...............................................    4
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   16
Report of Independent Accountants .........................................   18


PRS ANR 5/99

                             Letter to Shareholders

April 20, 1999

Dear Shareholder,

         The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
         To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
         Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

Economic Overview
         The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
         A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
         Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

Market Review
         The stock market bounced back resoundingly from the lows we experienced in August and September, when concerns about the global economic slowdown had reached a peak. Growth-oriented large-company stocks displayed the most resilience, propelling the Dow Jones Industrial Average past the 10,000 mark for the first time at the end of the reporting period.

                                    1                        Continued on page 2

Investors continued to favor the earnings strength and perceived stability of these high-quality stocks, while many other areas of the market remained sluggish. With the emphasis on growth-style blue-chip companies, many investors overlooked the strong values to be found in other areas of the market, especially among smaller companies. The Russell 2000 Index, which represents small-cap stocks, lost more than 12 percent during the nine months since our last report, compared with a gain of almost 15 percent for the larger companies composing the S&P 500 Index.

Outlook
         Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
         We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
         Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



/s/ Richard F. Powers III                   /s/ Dennis J. McDonnell
Richard F. Powers III                       Dennis J. McDonnell
Chairman                                    President
Van Kampen Investment Advisory Corp.        Van Kampen Investment Advisory Corp.

                 Putting Your Fund's Performance in Perspective

      As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     o Illustrate the general market environment in which your investments are being managed

     o Reflect the impact of favorable market trends or difficult market conditions

     o Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

      For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500 Index and the Lipper Growth and Income Fund Index over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


Growth of a Hypothetical $10,000 Investment
Van Kampen Prospector Fund vs. the Standard & Poor's 500 Index and the
Lipper Growth and Income Fund Index (December 27, 1995 through March 31, 1999)

Month              Prospector          Lipper G & I Index         S&P 500 Index
Dec-95             $9,425              $10,000                    $10,000
Jan-96             $9,887              $10,297                    $10,409
Feb-96             $9,953              $10,441                    $10,482
Mar-96             $10,160             $10,574                    $10,621
Apr-96             $10,518             $10,736                    $10,764
May-96             $10,603             $10,892                    $11,010
Jun-96             $10,666             $10,846                    $11,096
Jul-96             $10,297             $10,404                    $10,589
Aug-96             $10,732             $10,717                    $10,788
Sep-96             $11,093             $11,196                    $11,437
Oct-96             $11,140             $11,450                    $11,736
Nov-96             $11,917             $12,187                    $12,597
Dec-96             $12,173             $12,069                    $12,389
Jan-97             $12,701             $12,606                    $13,149
Feb-97             $12,813             $12,715                    $13,227
Mar-97             $12,135             $12,272                    $12,723
Apr-97             $12,492             $12,724                    $13,466
May-97             $13,470             $13,464                    $14,255
Jun-97             $13,771             $13,992                    $14,940
Jul-97             $14,853             $14,996                    $16,107
Aug-97             $14,966             $14,433                    $15,182
Sep-97             $15,818             $15,163                    $16,057
Oct-97             $15,184             $14,659                    $15,503
Nov-97             $15,624             $15,068                    $16,195
Dec-97             $16,208             $15,323                    $16,516
Jan-98             $16,367             $15,351                    $16,684
Feb-98             $17,533             $16,314                    $17,859
Mar-98             $18,355             $17,069                    $18,815
Apr-98             $18,718             $17,161                    $18,986
May-98             $18,015             $16,886                    $18,629
Jun-98             $18,128             $17,089                    $19,435
Jul-98             $17,583             $16,671                    $19,209
Aug-98             $15,608             $14,316                    $16,409
Sep-98             $17,265             $14,958                    $17,505
Oct-98             $18,639             $16,045                    $18,911
Nov-98             $19,502             $16,818                    $20,029
Dec-98             $19,991             $17,390                    $21,227
Jan-99             $20,148             $17,554                    $22,098
Feb-99             $19,577             $17,166                    $21,384
Mar-99             $19,848             $17,758                    $22,283

                      ------------------------------
                      Fund's Total Return
                      1 Year Total Return = 1.90%
                      Inception Avg. Annual = 23.40%
                      ------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of states, as of March 31, 1999, the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

                           Portfolio Management Review
                           Van Kampen Prospector Fund

We recently spoke to the management team of the Van Kampen Prospector Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes B. Robert Baker, Jr., portfolio manager; Jason Leder and Edie Terreson, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments. The Fund's fiscal year end was recently changed from June 30 to March 31. Going forward, your semiannual reports will be dated September 30, and your annual reports will be dated March 31. The following interview discusses the Fund's performance during the nine-month period since your last annual report, from July 1, 1998, to March 31, 1999.

Q Can you describe the stock market environment for the Fund during the reporting period?

A The stock market was extremely volatile during the reporting period, plummeting early but staging an impressive recovery by the end of March. After peaking at 9337 in July 1998, the market succumbed to overseas turmoil, as analysts slashed their earnings estimates for U.S. companies. This turbulence culminated in a 512-point drop in the Dow Jones Industrial Average on August 31, 1998, paving the way toward the Dow's worst quarterly performance in eight years.
         The fourth quarter saw a turnaround, as a series of interest rate cuts by the Fed helped restore investors' confidence in the stock market. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy was still fundamentally solid. The stock market began to rise again, and the Dow surpassed the 10,000 milestone during the final week of the reporting period.

Q Given these events, what was your strategy in managing the Fund to meet its objective?

A We consistently seek to identify undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than we believe they should be. Then, we apply basic fundamental analysis to determine whether the company is sound and has the potential to reach fair value. When we find a company that is undervalued and that we believe is fundamentally sound, we consider adding it to the portfolio.

Q    Which sectors had the most significant effect on Fund performance?

A Electric utilities continued to play a large part in the portfolio. At the start of the reporting period, we held a substantial position in electric utilities, because they represented one of the few undervalued areas of the market. These stocks have limited foreign exposure and relatively stable (albeit modest) earnings growth, which contributed to their outperformance during the market downturn in the third quarter. Lately, performance among electric utilities has suffered as investors have largely ignored slower-growth stocks. Consequently, our overweight position has hindered the Fund's performance. The fundamentals of this sector remain sound and valuations are attractive, however, so we have maintained our exposure.
         Another important sector was energy. At the beginning of this year, many energy stocks were coming off depressed levels, due to oil prices hitting 12-year lows in December. We took advantage of low valuations to add to our positions in many of these stocks, so we were well situated to participate in the recent sector rally. Increased merger-and-acquisition activity in the energy industry has also propelled valuations in this sector. Year to date, stocks such as BP Amoco, ENSCO, Rowan, Diamond Offshore Drilling, and Unocal have performed very well, although not all energy stocks posted favorable returns for the entire reporting period.

Q    Which stocks supported Fund performance?

A Some of our paper stocks, such as Union Camp and Smurfit Stone Container, have performed very well. Union Camp has risen favorably since we purchased its stock in late January, due in part to International Paper's bid to purchase the company. Similarly, Smurfit Stone Container was created in November through a merger between Jefferson Smurfit and Stone Container, and the new company's stock has risen almost 50 percent since then.
         Packaged-goods giant Dial has been a consistent performer for the Fund, appreciating nearly 35 percent during the reporting period. The company continued to report strong earnings and higher-than-expected revenue growth. American Home Products, a leading pharmaceutical firm, also displayed an upward climb throughout the past nine months. It remains in the portfolio due to its positive fundamentals, although we believe the stock is nearing fair value.
         One of the portfolio's largest holdings is Cognex. This company manufactures machine vision systems for the semiconductor industry--when semiconductor firms seek to expand their operations and upgrade their product line, they rely on equipment produced by firms like Cognex. As a result, Cognex is vulnerable to the cyclical nature of the semiconductor industry. Accordingly, its stock bottomed out in September but has rallied since, closing the reporting period with a 28 percent gain. We believe the company is well managed and well positioned, so we've maintained a substantial position in its stock. Not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q    What factors worked against the Fund?

A A big hurdle for the Fund was the dominance of a handful of growth stocks during the reporting period. A variety of factors, including investors' preference for time-tested companies with upward momentum, steered assets toward these growth stocks, to the detriment of the broader market. Consequently, this was an unfavorable environment for the Fund, which has typically concentrated the majority of its assets in value stocks.
         Additionally, some of the Fund's largest holdings performed poorly during the period. Waste Management, a long-time holding for the Fund, showed solid fundamentals and efficient execution; however, issues surrounding its recent merger with USA Waste and skepticism over its ability to achieve analysts' earnings estimates precipitated a moderate decline in its stock price for the period. Philip Morris was on the rise during the third quarter but has since given back those gains because of continuing litigation in the tobacco industry. We've been adding to our position because the stock is very cheap and its price appears to be overly discounting investors' concerns regarding settlement payouts. Finally, Tenet Healthcare experienced an earnings shortfall due to changes in Medicare reimbursement and a temporary decline in admissions. Its stock price has fallen more than 40 percent since June.

Q    How did the Fund perform during the reporting period?

A The Fund had a nine-month total return of 9.49 percent (Class A shares at net asset value) as of March 31, 1999. In addition, the Fund generated total returns of 1.90 percent, 22.56 percent, and 23.40 percent for 12 months, three years, and the life of the Fund, respectively (Class A shares at maximum sales charge). Past performance does not guarantee future results.
         By comparison, the Standard & Poor's 500 Index returned 14.65 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 3.92 percent for the nine-month period. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q    What is your outlook for the Fund for the remainder of the year?

A Currently, the U.S. economy is still growing steadily and inflation remains low; stocks reflect this good news and appear to be fully valued. While enormous liquidity and consequent demand for stocks could drive prices even higher, valuation levels are already high enough that investors who participate in the stock market must generally assume a heightened degree of risk. We believe value-oriented funds may be well suited for this environment. Until the market begins to recognize the value to be found outside of the large-cap growth arena, however, the Prospector Fund may struggle.



/s/ Stephen L. Boyd            /s/ B. Robert Baker, Jr.    /s/ Jason Leder
Stephen L. Boyd                B. Robert Baker, Jr.        Jason Leder
Chief Investment Officer       Portfolio Manager           Portfolio Comanager
Equity Investments

/s/ Edie Terreson
Edie Terreson
Portfolio Comanager

                           Van Kampen Prospector Fund


Portfolio of Investments
March 31, 1999

Description                                               Shares    Market Value

Common Stocks 98.2%
Consumer Distribution 5.6%
Consolidated Stores Corp. (a)                                800        $ 24,250
Federated Department Stores, Inc. (a)                        900          36,112
Payless ShoeSource, Inc. (a)                                 500          23,250
Saks, Inc. (a)                                             1,130          29,380
                                                                        --------
                                                                         112,992
                                                                        --------

Consumer Non-Durables 3.7%
Dial Corp.                                                   860          29,563
Philip Morris Cos., Inc.                                   1,290          45,392
                                                                        --------
                                                                          74,955
                                                                        --------

Consumer Services 0.7%
Mirage Resorts, Inc. (a)                                     700          14,875
                                                                        --------

Energy 12.4%
Apache Corp.                                               1,300          33,881
BP Amoco PLC - ADR (United Kingdom)                          285          28,767
Chevron Corp.                                                390          34,491
Diamond Offshore Drilling, Inc.                              900          28,463
Enron Oil & Gas Co.                                          600           9,975
ENSCO International, Inc.                                  2,200          29,288
Rowan Cos., Inc. (a)                                       2,600          32,987
Ultramar Diamond Shamrock Corp.                              900          19,463
Unocal Corp.                                                 900          33,131
                                                                        --------
                                                                         250,446
                                                                        --------

Finance 12.9%
AMBAC Financial Group, Inc.                                  930          50,220
Aon Corp.                                                    400          25,300
Bear Stearns Cos., Inc.                                      430          19,216
CMAC Investment Corp.                                        460          17,940
LandAmerica Financial Group, Inc.                            570          16,530
Providian Financial Corp.                                    600          66,000
Torchmark Corp.                                              600          18,975
United Asset Management Corp.                                400           9,050
Washington Mutual, Inc.                                      520          21,255
Wells Fargo Co.                                              500          17,531
                                                                        --------
                                                                         262,017
                                                                        --------
                                       7

                                               See Notes to Financial Statements

Van Kampen Prospector Fund

March 31, 1999

Description                                                   Shares      Market
                                                                           Value
Healthcare 11.1%
American Home Products Corp.                                     630    $ 41,108
HEALTHSOUTH Corp. (a)                                          1,200      12,450
Rhone-Poulenc, SA, Class A - ADR (France)                      1,240      54,560
Tenet Healthcare Corp. (a)                                     3,700      70,069
United HealthCare Corp.                                          900      47,362
                                                                        --------
                                                                         225,549
                                                                        --------

Producer Manufacturing 10.3%
American Power Conversion Corp. (a)                              750      20,250
Cognex Corp. (a)                                               4,115      97,474
U. S. Filter Corp. (a)                                           360      11,025
Waste Management, Inc.                                         1,807      80,186
                                                                        --------
                                                                         208,935
                                                                        --------

Raw Materials/Processing Industries 15.2%
Barrick Gold Corp.                                               700      11,944
Bethlehem Steel Corp. (a)                                      6,000      49,500
Boise Cascade Corp.                                              755      24,349
Champion International Corp.                                     600      24,637
Freeport-McMoRan Copper & Gold, Inc., Class B                  1,740      18,923
Homestake Mining Co.                                           1,240      10,695
Imperial Chemical Industries PLC - ADR (United Kingdom)          500      17,906
Louisiana - Pacific Corp.                                      1,060      19,742
Placer Dome, Inc.                                              1,700      19,019
Smurfit-Stone Container Corp. (a)                              1,881      36,327
Temple - Inland, Inc.                                            300      18,825
Union Camp Corp.                                                 300      20,137
USX - U.S. Steel, Inc.                                         1,500      35,250
                                                                        --------
                                                                         307,254
                                                                        --------

                                       8
                                               See Notes to Financial Statements

Van Kampen Prospector Fund

March 31, 1999

Description                                              Shares     Market Value

Technology 6.8%
BMC Software, Inc. (a)                                      600       $   22,237
Comverse Technology, Inc. (a)                               300           25,500
ECI Telecom Ltd.                                            600           21,000
Quantum Corp. (a)                                           670           12,060
SunGard Data Systems, Inc. (a)                            1,430           57,200
                                                                        --------
                                                                         137,997
                                                                        --------

Utilities 19.5%
Baltimore Gas & Electric Co.                                800           20,300
BEC Energy                                                1,500           55,124
Central & South West Corp.                                  800           18,750
DTE Energy Co.                                            1,000           38,437
FirstEnergy Corp.                                           500           13,969
IDACORP, Inc.                                               700           20,563
Illinova Corp.                                              700           14,831
New Century Energies, Inc.                                  600           20,438
Northern States Power Co.                                   700           16,231
OGE Energy Corp.                                          1,400           31,587
P G & E Corp.                                               600           18,638
Pinnacle West Capital Corp.                                 500           18,188
Public Service Co. of New Mexico                          1,030           17,510
Reliant Energy, Inc.                                      1,200           31,275
Texas Utilities Co.                                         870           36,268
Unicom Corp.                                                600           21,937
                                                                        --------
                                                                         394,046
                                                                        --------

Total Investments 98.2%
(Cost $1,785,788)                                                      1,989,066

Other Assets in Excess of Liabilities 1.8%                                36,693
                                                                        --------

Net Assets 100.0%                                                     $2,025,759
                                                                      ==========


(a) Non-income producing security as this stock currently does not declare dividends.

                                       9
                                              See Notes to Financial Statements.

                           VAN KAMPEN PROSPECTOR FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 1999

ASSETS:
         Total Investments (Cost $1,785,788)                                                                 $ 1,989,066
         Cash                                                                                                     77,850
         Receivables:
                  Investments Sold                                                                                19,405
                  Expense Reimbursement from Adviser                                                              14,199
                  Dividends                                                                                        3,521
         Unamortized Organizational Costs                                                                         14,059
         Other                                                                                                     1,136
                                                                                                             -----------

                           Total Assets                                                                        2,119,236
                                                                                                             -----------

LIABILITIES:

         Deferred Compensation and Retirement Plans                                                               37,598
         Investments Purchased                                                                                    27,436
         Payable to Distributor and Affliates                                                                     10,278
         Audit                                                                                                     8,310
         Reports to Shareholders                                                                                   2,565
         Accrued Expenses                                                                                          7,290
                                                                                                             -----------

                           Total Liabilities                                                                      93,477
                                                                                                             -----------

NET ASSETS                                                                                                   $ 2,025,759
                                                                                                             ===========

NET ASSETS CONSIST OF:
         Capital                                                                                             $ 1,774,971
         Net Unrealized Appreciation                                                                             203,278
         Accumulated Net Realized Gain                                                                            77,944
         Accumulated Distributions in Excess of Net Investment Income                                            (30,434)
                                                                                                             -----------

NET ASSETS                                                                                                   $ 2,025,759
                                                                                                             ===========

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of
                  $1,771,883 and 127,413 shares                                                              $     13.91
                  of beneficial interest issued and outstanding)
                  Maximum sales charge (5.75%* of offering price)                                                   0.85
                                                                                                             -----------

                  Maximum offering price to public                                                           $     14.76
                                                                                                             ===========

         Class B Shares:
                  Net asset value and offering price per share (Based on net assets of $126,938
                  and 9,128 shares of beneficial interest issued and outstanding)                            $     13.91
                                                                                                             ===========

         Class C Shares:
                  Net asset value and offering price per share (Based on net assets of $126,938
                  and 9,128 shares of beneficial interest issued and outstanding)                            $     13.91
                                                                                                             ===========
                  * On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements
                                       10

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF OPERATIONS
For the Nine Months Ended March 31, 1999 and the
Year Ended June 30, 1998

                                                                                                    Nine Months Ended     Year Ended
                                                                                                       March 31, 1999  June 30, 1998

INVESTMENT INCOME:
         Dividends                                                                                          $  27,886      $  33,513
                                                                                                            ---------      ---------
EXPENSES:
         Accounting                                                                                            32,581         28,861
         Shareholder Reports                                                                                   17,976         22,389
         Trustees' Fees and Expenses                                                                           13,630          8,483
         Custody                                                                                               13,240          2,145
         Shareholder Services                                                                                  11,204         15,036
         Investment Advisory Fee                                                                               10,020         11,782
         Audit                                                                                                  9,506         11,992
         Amortization of Organizational Costs                                                                   6,003          7,997
         Legal                                                                                                  3,141          5,934
         Other                                                                                                  5,584         10,084
                                                                                                            ---------      ---------

             Total Expenses                                                                                   122,885        124,703
             Less: Fees Waived  and Expenses Reimbursed
                       ($10,020 and $92,631, respectively, for the nine months ended 03/31/99 and
                        $11,782 and $91,388, respectively, for the year ended 6/30/98)                        102,651        103,170
                                     Credits earned on Overnight Cash Balances                                  2,317            474
                                                                                                            ---------      ---------
                           Net Expenses                                                                        17,917         21,059
                                                                                                            ---------      ---------

NET INVESTMENT INCOME                                                                                       $   9,969      $  12,454
                                                                                                            =========      =========

REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                                                                  $ 180,405      $ 373,394
                                                                                                            ---------      ---------

         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                                                                     218,931        158,790
                  End of the Period                                                                           203,278        218,931
                                                                                                            ---------      ---------
         Net Unrealized Appreciation/Depreciation During the Period                                           (15,653)        60,141
                                                                                                            ---------      ---------

NET REALIZED AND UNREALIZED GAIN                                                                            $ 164,752      $ 433,535
                                                                                                            =========      =========

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                  $ 174,721      $ 445,989
                                                                                                            =========      =========

                                               See Notes to Financial Statements
                                       11

                           VAN KAMPEN PROSPECTOR FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                For the Nine Months Ended March 31, 1999 and the
                       Years Ended June 30, 1998 and 1997

                                                                                  Nine Months Ended      Year Ended      Year Ended
                                                                                     March 31, 1999   June 30, 1998   June 30, 1997
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                                   $     9,969     $    12,454     $     5,574
Net Realized Gain                                                                           180,405         373,394          50,199
Net Unrealized Appreciation/Depreciation During the Period                                  (15,653)         60,141         140,918
                                                                                        -----------     -----------     -----------

Change in Net Assets from Operations                                                        174,721         445,989         196,691
                                                                                        -----------     -----------     -----------

Distributions from Net Investment Income                                                     (9,969)        (13,056)         (6,087)
Distributions in Excess of Net Investment Income                                            (14,367)        (16,067)            -0-
                                                                                        -----------     -----------     -----------
Distributions from and in Excess of Net Investment Income *                                 (24,336)        (29,123)         (6,087)
Distributions from Net Realized Gain *                                                     (383,744)       (133,630)        (15,600)
                                                                                        -----------     -----------     -----------
Total Distributions                                                                        (408,080)       (162,753)        (21,687)
                                                                                        -----------     -----------     -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                                        (233,359)        283,236         175,004
                                                                                        -----------     -----------     -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                                       -0-             -0-       1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment                              408,080         162,753           4,341
                                                                                        -----------     -----------     -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                                              408,080         162,753       1,004,341
                                                                                        -----------     -----------     -----------

TOTAL INCREASE IN NET ASSETS                                                                174,721         445,989       1,179,345

NET ASSETS:
Beginning of the Period                                                                   1,851,038       1,405,049         225,704
                                                                                        -----------     -----------     -----------

End of the Period (Including accumulated undistributed net investment
         income of $(30,434), $(16,067) and $602, respectively)                         $ 2,025,759     $ 1,851,038     $ 1,405,049
                                                                                        ===========     ===========     ===========

                                                                                     Nine Months Ended     Year Ended    Year Ended
                  *Distributions by Class                                               March 31, 1999  June 30, 1998 June 30, 1997

                           Distributions from and in excess of Net Investment Income:
                                    Class A Shares                                      $   (21,286)    $   (25,473)    $   (4,041)
                                    Class B Shares                                           (1,525)         (1,825)        (1,023)
                                    Class C Shares                                           (1,525)         (1,825)        (1,023)
                                                                                        -----------     -----------     -----------
                                                                                        $   (24,336)    $   (29,123)    $   (6,087)
                                                                                        ===========     ===========     ===========

                           Distributions from Net Realized Gain:
                                    Class A Shares                                      $  (335,652)    $  (116,882)    $   (5,460)
                                    Class B Shares                                          (24,046)         (8,374)        (5,070)
                                    Class C Shares                                          (24,046)         (8,374)        (5,070)
                                                                                        -----------     -----------     -----------
                                                                                        $  (383,744)    $  (133,630)    $  (15,600)
                                                                                        ===========     ===========     ===========

                                               See Notes to Financial Statements
                                       12

VAN KAMPEN PROSPECTOR FUND

FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                  December 27, 1995
                                                                                                                      (Commencement
                                                                                                                      of Investment
                                                                   Nine Months Ended             Year Ended June 30, Operations) to
Class A Shares                                                        March 31, 1999             1998        1997 (a) June 30, 1996
Net Asset Value, Beginning of the Period                              $       15.974    $      13.473   $     11.285   $   10.000
                                                                      --------------    -------------   ------------   ----------
         Net Investment Income                                                 0.140            0.131          0.115        0.072
         Net Realized and Unrealized Gain/Loss                                 1.315            3.924          2.996        1.239
                                                                      --------------    -------------   ------------   ----------

Total from Investment Operations                                               1.455            4.055          3.111        1.311
                                                                      --------------    -------------   ------------   ----------

Less:
         Distributions from and in Excess of Net Investment Income             0.210            0.275          0.143        0.026
         Distributions from Net Realized Gain                                  3.312            1.279          0.780        0.000
                                                                      --------------    -------------   ------------   ----------

Total Distributions                                                            3.522            1.554          0.923        0.026
                                                                      --------------    -------------   ------------   ----------

Net Asset Value, End of the Period                                    $       13.907    $      15.974   $     13.473   $   11.285
                                                                      ==============    =============   ============   ==========


Total Return * (b)                                                              9.49%**         31.65%         29.11%       13.10%**

Net Assets at End of the Period (In thousands)                        $      1,771.9    $     1,619.1   $    1,229.0   $     78.9

Ratio of Expenses to Average Net Assets* (c)                                    1.41%            1.28%          1.55%        1.33%

Ratio of Net Investment Income to Average Net Assets*                           0.70%            0.74%          1.19%        1.34%

Portfolio Turnover                                                               103%**           132%           104%          69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                     8.57%            7.40%         18.41%       20.75%

Ratio of Net Investment Income to Average Net Assets                           (6.47%)          (5.38%)       (15.97%)     (18.07%)

** Non-Annualized

(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.

                                               See Notes to Financial Statements
                                       13

VAN KAMPEN PROSPECTOR FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                            December 27, 1995
                                                                                                                (Commencement
                                                                                                                of Investment
                                                                Nine Months Ended          Year Ended June 30, Operations) to
Class B Shares                                                     March 31, 1999           1998      1997 (a)  June 30, 1996
Net Asset Value, Beginning of the Period                             $     15.973    $    13.473   $   11.285     $    10.000
                                                                     ------------    -----------   ----------     -----------
         Net Investment Income                                              0.140          0.131        0.113           0.072
         Net Realized and Unrealized Gain/Loss                              1.315          3.923        3.020           1.239
                                                                     ------------    -----------   ----------     -----------
Total from Investment Operations                                            1.455          4.054        3.133           1.311
                                                                     ------------    -----------   ----------     -----------
Less:
         Distributions from and in Excess of
            Net Investment Income                                           0.210          0.275        0.165           0.026
         Distributions from Net Realized Gain                               3.312          1.279        0.780           0.000
                                                                     ------------    -----------   ----------     -----------
Total Distributions                                                         3.522          1.554        0.945           0.026
                                                                     ------------    -----------   ----------     -----------
Net Asset Value, End of the Period                                   $     13.906    $    15.973   $   13.473     $    11.285
                                                                     ============    ===========   ==========     ===========

Total Return * (b)                                                           9.49%**       31.65%       29.11%          13.19%**

Net Assets at End of the Period (In thousands)                       $      126.9    $     116.0   $     88.0     $      73.4

Ratio of Expenses to Average Net Assets* (c)                                 1.41%          1.28%        1.55%           1.33%

Ratio of Net Investment Income to Average Net Assets*                        0.69%          0.74%        0.86%           1.34%

Portfolio Turnover                                                            103%**         132%         104%             69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                  8.57%          7.40%       18.41%          20.75%

Ratio of Net Investment Income to Average Net Assets                        (6.47%)        (5.38%)     (16.30%)        (18.07%)

**   Non-Annualized

(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.




                                               See Notes to Financial Statements
                                       14

VAN KAMPEN PROSPECTOR FUND

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                December 27, 1995
                                                                                                                    (Commencement
                                                                                                                    of Investment
                                                                   Nine Months Ended        Year Ended June 30,    Operations) to
Class C Shares                                                        March 31, 1999            1998       1997 (a) June 30, 1996

Net Asset Value, Beginning of the Period                                $     15.973     $    13.473   $    11.285     $   10.000
                                                                        ------------     -----------   -----------     ----------
         Net Investment Income                                                 0.140           0.131         0.113          0.072
         Net Realized and Unrealized Gain/Loss                                 1.315           3.923         3.020          1.239
                                                                        ------------     -----------   -----------     ----------
Total from Investment Operations                                               1.455           4.054         3.133          1.311
                                                                        ------------     -----------   -----------     ----------
Less:
         Distributions from and in Excess of Net Investment Income             0.210           0.275         0.165          0.026
         Distributions from Net Realized Gain                                  3.312           1.279         0.780          0.000
                                                                        ------------     -----------   -----------     ----------
Total Distributions                                                            3.522           1.554         0.945          0.026
                                                                        ------------     -----------   -----------     ----------
Net Asset Value, End of the Period                                      $     13.906     $    15.973   $    13.473     $   11.285
                                                                        ============     ===========   ===========     ==========

Total Return * (b)                                                              9.49%**        31.65%        29.11%         13.19%**

Net Assets at End of the Period (In thousands)                          $      126.9     $     116.0   $      88.0     $     73.4

Ratio of Expenses to Average Net Assets* (c)                                    1.41%           1.28%         1.55%          1.33%

Ratio of Net Investment Income to Average Net Assets*                           0.69%           0.74%         0.86%          1.34%

Portfolio Turnover                                                               103%**          132%          104%            69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                                     8.57%           7.40%        18.41%         20.75%

Ratio of Net Investment Income to Average Net Assets                           (6.47%)         (5.38%)      (16.30%)       (18.07%)

**   Non-Annualized

(a)  Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .16% for the nine months ended March 31, 1999 and .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.

                                               See Notes to Financial Statements
                                       15

                           VAN KAMPEN PROSPECTOR FUND
                          Notes to Financial Statements
                                 March 31, 1999

 1.  Significant Accounting Policies
Van Kampen Prospector Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on the mean of the bid and asked prices or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses - Dividend income is recorded on the ex-dividend date. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Organizational Costs - The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs were originally scheduled to be amortized on a straight-line basis over the 60 month period ending December 26, 2000. Pursuant to AICPA Statement of Position 98-5, any unamortized organizational costs will be expensed on the first business day of the 1999 fiscal year.

E. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.
      At March 31, 1999, for federal income tax purposes, cost of long-term investments is $1,804,199; the aggregate gross unrealized appreciation is $307,991, and the aggregate gross unrealized depreciation is $123,124, resulting in net unrealized appreciation on long-term investments of $184,867.

F. Distribution of Income and Gains - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
      Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

G. Expense Reductions - During the nine months ended
March 31, 1999 and the year ended June 30, 1998, the Fund's custody fee was reduced by $2,317 and $474, respectively as a result of credits earned on overnight cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                        % Per Annum
First $500 million                               .70%
Next $500 million                                .65%
Over $1 billion                                  .60%

      For the nine months ended March 31, 1999 and the year ended June 30, 1998 the Adviser voluntarily capped the expenses of the Fund at 1.25% of average net assets, prior to any credits earned on overnight cash balances. As such, the Adviser waived $10,020 and $11,782, respectively, of its investment advisory fees and assumed $92,631 and $91,388, respectively, of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
      For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $100 and $300, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van

                           VAN KAMPEN PROSPECTOR FUND
                          Notes to Financial Statements
                                 March 31, 1999

Kampen.
      For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund incurred expenses of approximately $35,600 and $35,400, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
      Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $10,800 and $15,000, respectively. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this cost has been assumed by Van Kampen.
      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
      At March 31, 1999, Van Kampen owned all shares of Classes A, B and C, respectively.

3.  Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
      At March 31, 1999 capital aggregated $1,572,545, $101,213 and $101,213 for classes A, B, and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                         Shares            Value
                                                       --------         --------
Dividend Reinvestment:
  Class A                                                26,054         $356,936
  Class B                                                 1,866           25,572
  Class C                                                 1,866           25,572
                                                       --------         --------
Total Dividend Reinvestments                             29,786         $408,080
                                                       ========         ========

      At June 30, 1998 capital aggregated $1,215,609, $75,641 and $75,641 for classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         Shares            Value
                                                       --------         --------
Dividend Reinvestment:
  Class A                                                10,142         $142,357
  Class B                                                   727           10,198
  Class C                                                   727           10,198
                                                       --------         --------
Total Dividend Reinvestments                             11,596         $162,753
                                                       ========         ========

At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:


                                                            Shares         Value
                                                        ----------    ----------
Sales:
  Class A                                                   83,963    $1,000,000
  Class B                                                      -0-           -0-
  Class C                                                      -0-           -0-
                                                        ----------    ----------
Total Sales                                                 83,963    $1,000,000
                                                        ==========    ==========

                                                            Shares         Value
                                                        ----------    ----------
Dividend Reinvestment:
  Class A                                                      254    $    3,429
  Class B                                                       35           456
  Class C                                                       35           456
                                                        ----------    ----------
Total Dividend Reinvestments                                   324    $    4,341
                                                        ==========    ==========

Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the seventh and tenth years, respectively, following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                  Contingent Deferred
                                     Sales Charge
                                 Class B       Class C
Year of Redemption                Shares       Shares
------------------------------ ------------- ------------
First                             5.00%         1.00%
Second                            4.00%         None
Third                             3.00%         None
Fourth                            2.50%         None
Fifth                             1.50%         None
Sixth and thereafter               None         None

4.  Investment Transactions
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,905,291 and $1,896,997, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,180,788 and $2,223,842, respectively.

5.  Distribution and Service Plans
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

                        Report of Independent Accountants




     The Board of Trustees and Shareholders of
     Van Kampen Prospector Fund:


     We have audited the accompanying statement of assets and liabilities of Van Kampen Prospector Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prospector Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.




                                                                        KPMG LLP
     Chicago, Illinois
     May 10, 1999

                           Van Kampen Prospector Fund

Board of Trustees                                              Investment Adviser

J. Miles Branagan                                              Van Kampen Investment Advisory Corp.
Richard M. DeMartini                                           1 Parkview Plaza
Linda Hutton Heagy                                             P.O. Box 5555
R. Craig Kennedy                                               Oakbrook Terrace, Illinois 60181
Jack E. Nelson
Don G. Powell*                                                 Distributor
Phillip B. Rooney
Fernando Sisto                                                 Van Kampen Funds Inc.
Wayne W. Whalen* - Chairman                                    1 Parkview Plaza
Paul G. Yovovich                                               P.O. Box 5555
                                                               Oakbrook Terrace, Illinois 60181

Officers                                                       Shareholder Servicing Agent

Dennis J. McDonnell*                                           Van Kampen Investor Services Inc.
    President                                                  P.O. Box 418256
                                                               Kansas City, Missouri 64141-9256
John L. Sullivan*
Vice President, Treasurer and Chief Financial Officer          Custodian

Curtis W. Morell*                                              State Street Bank and Trust Company
    Vice President and Chief Accounting Officer                225 Franklin Street
                                                               P.O. Box 1713
Tanya M. Loden*                                                Boston, Massachusetts 02105
    Controller
                                                               Legal Counsel
Peter W. Hegel*
Paul R. Wolkenberg*                                            Skadden, Arps, Slate, Meagher & Flom (Illinois)
Edward C. Wood, III*                                           333 West Wacker Drive
     Vice Presidents                                           Chicago, Illinois 60606

                                                               Independent Accountants

                                                               KPMG LLP
                                                               303 East Wacker Drive
                                                               Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999   All Rights Reserved.

SM  denotes a service mark of Van Kampen Funds Inc.

--------------------------------------------------------------------------------
                      Tax Notice to Corporate Shareholders

   For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 1999. The Fund designated and paid $122,731 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-Div in January 1999, representing their proportionate share of this capital gain distribution. For the nine months ended March 31, 1999, 10.65% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

-------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                         Year 2000 Readiness Disclosure

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.